                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                            $ 20,945,245.39

RECEIPTS:
    1. Receipts from Operations
    2. Other Receipts                                                        $    233,954.59
         Other receipts (Received on behalf of Affiliates)                   $    511,543.00
                                                                             ---------------

TOTAL RECEIPTS                                                               $    745,497.59

DISBURSEMENTS
    3. Net Payroll
         a. Officers                                                         $     38,065.45
         b. Others                                                           $     40,902.91
    4. Taxes
         a. Federal Income Taxes                                             $     21,890.02
         b. FICA Withholdings                                                $      3,087.22
         c. Employee's withholdings                                          $        153.94
         d. Employer's FICA                                                  $      3,087.23
         e. Federal Unemployment Taxes                                       $             -
         f. State Income Tax                                                 $      5,385.33
         g. State Employee withholdings                                      $          8.99
         h. All other state taxes                                            $             -

    5. Necessary Expenses
         a. Rent or mortgage payment(s)                                      $     32,814.00
         b. Utilities                                                        $     11,558.06
         c. Insurance                                                        $     18,716.44
         d. Merchandise bought for manufacture or sell                       $             -
         e. Other necessary expenses
            Professional and Bankruptcy Court Related Fees and Expenses      $    387,928.76
            Employee Expenses                                                $     12,211.86
            Office Supplies & Expenses                                       $      5,049.18
            Other                                                            $    241,348.13
                                                                             ---------------

TOTAL DISBURSEMENTS                                                          $    822,207.52
Add: Disbursements made on behalf of Parent or Affiliates                    $     89,760.79
                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $    911,968.31

                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $   (166,470.72)

ENDING BALANCE IN Bank of America - Master  03751046297                      $    137,063.60
ENDING BALANCE IN Bank of America - Disbursement  03299976144                $    271,735.02
ENDING BALANCE IN Bank of America - Payroll  03299944407                     $     62,340.76
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149               $     25,167.53
ENDING BALANCE IN Bank of America - Money Market  851018                     $ 13,702,703.76
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                    $  5,181,873.97
ENDING BALANCE IN Bank of America - Restricted Cash                          $  1,392,900.03
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                  $      4,990.00
                                                                             ---------------
ENDING BALANCE IN ALL ACCOUNTS                                               $ 20,778,774.67
                                                                             ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                  DESCRIPTION                      AMOUNT
-------------                  -----------                      ------
  10/01/02       Verso Technologies                          $ 500,000.00
  10/02/02       Bankers Direct Leasing                      $  50,000.00
  10/10/02       FCI - Switzerland                           $       0.75
  10/10/02       FCI - Austria                               $   7,032.14
  10/21/02       Primetec Int'l (WAXS UK-Ltd)                $   2,072.27
  10/21/02       Megan Hibbler                               $     224.07
  10/21/02       American Express Tax & Business Services    $  60,530.02
  10/22/02       UK Waxs                                     $     118.50
  10/23/02       Verso Technologies                          $  11,543.00
  10/28/02       FCI - Spain                                 $   4,587.03
  10/29/02       FCI - Netherlands                           $  20,584.55
                                                             ------------
                                 Total WAXS Receipts         $ 656,692.33
                                                             ============

Less: Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
  10/01/02       Verso Technologies                          $ 500,000.00
  10/23/02       Verso Technologies                          $  11,543.00
                                                             ------------
                                 Total Affiliate Receipts    $ 511,543.00
                                                             ------------
                                 Total WAXS Receipts         $ 145,149.33
                                                             ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2002

Bank:  Bank of America
Location:  Charlotte, NC
Account Name:  Restricted Cash
Account Number:  856719

DATE RECEIVED               DESCRIPTION                 AMOUNT
-------------               -----------                 ------
  10/15/02       Interest Received                    $ 59,566.08
                                                      -----------
                               Total WAXS Receipts    $ 59,566.08
                                                      ===========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2002

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                DESCRIPTION                  AMOUNT
-------------                -----------                  ------
  10/01/02       Interest Received - Strat Cash Fund    $ 22,837.54
                                                        -----------
                                 Total WAXS Receipts    $ 22,837.54
                                                        ===========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2002

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED              DESCRIPTION                AMOUNT
-------------              -----------                ------
  10/01/02       Interest Received                  $ 6,401.36
  10/23/02       Interest Received                  $     0.28
                                                    ----------
                             Total WAXS Receipts    $ 6,401.64
                                                    ==========

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                  DESCRIPTION                    AMOUNT
--------------                  -----------                    ------
   10/03/02       Bank Fees                                  $     30.00
   10/04/02       Tele-flex Technologies                     $ 20,000.00
   10/23/02       Dr. Geilhof Kellegen                       $    525.08
   10/25/02       Merrill Lynch                              $    153.94
   10/31/02       Tele-flex Technologies                     $ 20,000.00
                                                             -----------
                                 Total WAXS Disbursements    $ 40,709.02
                                                             ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

   10/04/02       Tele-flex Technologies                     $ 20,000.00
   10/31/02       Tele-flex Technologies                     $ 20,000.00

                                                             -----------
                                 Total Affiliate Payments    $ 40,000.00
                                                             -----------
                                 Total WAXS Disbursements    $    709.02
                                                             ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED    CHECK NUMBER             DESCRIPTION                AMOUNT
--------------    ------------             -----------                ------
   10/08/02         Multiple      Payroll Checks                    $ 40,076.36
   10/22/02         Multiple      Payroll Checks                    $ 38,892.00
                                                                    -----------
                                        Total WAXS Disbursements    $ 78,968.36
                                                                    ===========

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED    CHECK NUMBER                DESCRIPTION                      AMOUNT
--------------    ------------                -----------                      ------
   10/02/02          36043        Apollo Consulting                         $   2,000.00
   10/02/02          36044        BellSouth                                 $     461.36
   10/02/02          36045        BellSouth                                 $   2,199.77
   10/02/02          36046        Debra Dawn                                $   2,146.84
   10/02/02          36047        Federal Express                           $     152.63
   10/02/02          36048        Gardner, Carton & Douglas                 $  74,491.86
   10/02/02          36049        Legalink Chicago                          $   1,037.00
   10/02/02          36050        Katherine Levesque                        $     500.00
   10/02/02          36051        Liberty Mutual                            $   1,827.00
   10/02/02          36052        MCI Worldcom                              $   3,354.55
   10/02/02          36053        Michael Mies                              $   2,608.42
   10/02/02          36054        North Atlanta Realty Acquisition          $  30,963.92
   10/02/02          36055        Philpot Relocation                        $     557.25
   10/02/02          36056        Kamran Saeed                              $     450.00
   10/02/02          36057        U.S. Trustee                              $     500.00
   10/02/02          36058        U.S. Trustee                              $     250.00
   10/02/02          36059        Winstead Sechrest & Minick                $   7,662.39
   10/02/02          36060        Pacific Bell                              $     120.56
   10/11/02          36061        Debra Dawn                                $   1,043.00
   10/11/02          36062        Federal Express                           $     364.42
   10/11/02          36063        H. Peter Gant                             $     238.35
   10/11/02          36064        Gardner, Carton & Douglas                 $  12,913.69
   10/11/02          36065        Idaho State Tax Commission                $      30.00
   10/11/02          36066        Indiana Department of Revenue             $   1,423.00
   10/11/02          36067        Lamberth, Cifelli, Stokes & Stout         $  16,102.03
   10/11/02          36068        McKenna, Long & Aldridge                  $  15,042.27
   10/11/02          36069        MCI Worldcom                              $      96.91
   10/11/02          36070        Metropolitan Life Insurance Company       $   2,619.30
   10/11/02          36071        Nextel Communications                     $     562.75
   10/11/02          36072        NYC Department of Revenue                 $     300.00
   10/11/02          36073        NY State Tax Commission                   $ 223,584.00
   10/11/02          36074        Oklahoma Tax Commission                   $     110.00
   10/11/02          36075        Oregon Department of Revenue              $      10.00
   10/11/02          36076        Pennsylvania Department of Revenue        $   8,045.00
   10/11/02          36077        PriceWaterhouseCoopers LLP                $   3,412.40
   10/11/02          36078        Kamran Saeed                              $     450.00
   10/11/02          36079        Taxation & Revenue Board                  $     350.00
   10/11/02          36080        United Healthcare                         $  13,435.86
   10/11/02          36081        Verizon Select Services                   $     250.00
   10/11/02          36082        Pacific Bell                              $     104.11
   10/16/02          36083        Debra Dawn                                $     991.60
   10/16/02          36084        Ernst & Young LLP                         $ 165,179.62
   10/16/02          36085        Federal Express                           $     263.63
   10/16/02          36086        Judco Management                          $   8,625.00
   10/16/02          36087        Lanier Parking Systems                    $     715.00
   10/16/02          36088        Henry Lyon                                $   1,581.30
   10/16/02          36089        MCI Worldcom                              $   3,226.37
   10/16/02          36090        MCI Worldcom                              $      44.04
   10/16/02          36091        MDC-Mark II                               $  32,814.00
   10/16/02          36092        Nextel Communications                     $     624.25
   10/16/02          36093        Kamran Saeed                              $     450.00
   10/16/02          36094        Carl Sonne                                $     525.04
   10/16/02          36095        Southern Office Systems                   $     105.00
   10/16/02          36096        Mark Warner                               $   5,411.52
   10/16/02          36097        Pacific Bell                              $     401.70
   10/23/02          36098        Vanguard Archives                         $     641.48
   10/23/02          36099        Bee Reporting Agency                      $     380.15
   10/23/02          36100        Continental Stock Trust & Transfer Co.    $     791.63
   10/23/02          36101        Debra Dawn                                $   2,577.31
   10/23/02          36102        Federal Express                           $     595.99
   10/23/02          36103        Jenner & Block, LLC                       $  95,315.58
   10/23/02          36104        Nowalsky, Bronston & Gothard              $     459.70
   10/23/02          36105        Poorman-Douglas Corporation               $   1,980.37
   10/23/02          36106        Law Office of Dan Price                   $   1,089.01
   10/23/02          36107        State Compensation Insurance Fund         $     834.28
   10/23/02          36108        Velocity Express                          $      15.26
   10/23/02          36109        San Diego Gas & Electric                  $     361.69
   10/23/02          36110        Illinois Secretary of State               $      59.00
   10/23/02          36111        Kamran Saeed                              $     225.00
   10/23/02          36112        Illinois Secretary of State               $      56.00
   10/23/02          36113        Illinois Secretary of State               $      50.00
                                                                            ------------
                                                                   Total    $ 758,161.16

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   10/02/02          36054        North Atlanta Realty Acquisition          $  30,963.92
   10/02/02          36058        U.S. Trustee                              $     250.00

Facilicom
   10/16/02          36086        Judco Management                          $   8,625.00

World Access Telecommunication Group, Inc.
   10/02/02          36059        Winstead Sechrest & Minick                $   7,662.39
   10/23/02          36098        Vanguard Archives                         $     641.48
   10/23/02          36110        Illinois Secretary of State               $      59.00
   10/23/02          36112        Illinois Secretary of State               $      56.00
   10/23/02          36113        Illinois Secretary of State               $      50.00

WorldxChange
   10/11/02          36065        Idaho State Tax Commission                $      30.00
   10/11/02          36066        Indiana Department of Revenue             $   1,423.00
                                                                            ------------
                                                Total Affiliate Payments    $  49,760.79
                                                                            ------------
                                                Total WAXS Disbursements    $ 708,400.37
                                                                            ============

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED            DESCRIPTION                 AMOUNT
--------------            -----------                 ------
   10/08/02       ADP - Payroll Tax Withholdings    $ 16,931.04
   10/18/02       ADP - Payroll Processing Fees     $    670.98
   10/22/02       ADP - Payroll Tax Withholdings    $ 16,527.75
                                                    -----------
                        Total WAXS Disbursements    $ 34,129.77
                                                    ===========

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENTS LISTING

                     For the Month Ending: October 31, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED             DESCRIPTION              AMOUNT
-------------             -----------              ------
                 Bank Fee
                                                   ------
                       Total WAXS Disbursements    $    -
                                                   ======

*No banking activity this month.

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF INVENTORY

     Beginning Inventory              $          -
     Add: purchases                   $          -
     Less: goods sold                 $          -
                                      ------------
     Ending inventory                 $          -
                                      ============

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period    $ 112,581.09
     Payroll taxes due but unpaid     $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR         AMOUNT OF            NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
-----------------------    --------------    ---------------    -------------------    -------------------
Xerox Corporation             Monthly        $      1,247.84                     10    $         12,478.40

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF AGED RECEIVABLES

                                       3RD PARTY     INTERCOMPANY           TOTAL
                                       ---------    ---------------    ---------------
ACCOUNTS RECEIVABLE
Beginning of month balance             $       -    $ 12,910,232.99    $ 12,910,232.99
Add: sales on account                  $       -    $             -    $             -
        expenses paid for affiliate    $       -    $     89,760.79    $     89,760.79
        cash advanced to affiliate     $       -    $             -    $             -
Less: collections                      $       -    $             -    $             -
                                       ---------    ---------------    ---------------
End of month balance                   $       -    $ 12,999,993.78    $ 12,999,993.78
                                       =========    ===============    ===============

0-30 Days    31-60 Days    61-90 Days    Over 90 Days    End of Month Total
---------    ----------    ----------    ------------    ------------------
$       -    $        -    $        -    $          -    $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                  3RD PARTY         INTERCOMPANY          TOTAL
                                                --------------    ---------------    ---------------
Beginning of month balance                      $ 3,015,555.27    $ 18,765,304.25    $ 21,780,859.52
Add: sales on account                           $   707,743.06    $             -    $    707,743.06
        Cash received on behalf of Affiliate    $            -       $ 511,543.00    $    511,543.00
        Cash received from Affiliate            $            -    $             -    $             -
Less: payments                                  $  (822,207.52)   $             -    $   (822,207.52)
                                                --------------    ---------------    ---------------
End of month balance                            $ 2,901,090.81    $ 19,276,847.25    $ 22,177,938.06
                                                ==============    ===============    ===============

 0-30 Days      31-60 Days      61-90 Days      Over 90 Days     End of Month Total
------------    -----------    ------------    --------------    ------------------
$ 307,673.34    $ 98,191.55    $ 160,355.73    $ 2,334,870.19    $     2,901,090.81

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: October 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.     Federal income taxes               Yes (X)               No ( )

         2.     FICA withholdings                  Yes (X)               No ( )

         3.     Employee's withholdings            Yes (X)               No ( )

         4.     Employer's FICA                    Yes (X)               No ( )

         5.     Federal unemployment taxes         Yes (X)               No ( )

         6.     State income tax                   Yes (X)               No ( )

         7.     State employee withholdings        Yes (X)               No ( )

         8.     All other state taxes              See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          ______________________________________
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer

                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                            $ 20,778,774.67

RECEIPTS:
       1. Receipts from Operations
       2. Other Receipts                                                     $     32,492.04
          Other receipts (Received on behalf of Affiliates)                  $     34,395.00
                                                                             ---------------

TOTAL RECEIPTS                                                               $     66,887.04

DISBURSEMENTS
       3. Net Payroll                                                                      -
          a. Officers                                                        $     38,065.45
          b. Others                                                          $     40,359.18
       4. Taxes
          a. Federal Income Taxes                                            $     21,780.33
          b. FICA Withholdings                                               $      3,125.68
          c. Employee's withholdings                                         $        153.94
          d. Employer's FICA                                                 $      3,125.69
          e. Federal Unemployment Taxes                                      $             -
          f. State Income Tax                                                $      5,442.65
          g. State Employee withholdings                                     $         15.73
          h. All other state taxes                                           $             -

       5. Necessary Expenses
          a. Rent or mortgage payment(s)                                     $             -
          b. Utilities                                                       $     16,964.98
          c. Insurance                                                       $      3,447.38
          d. Merchandise bought for manufacture or sell                      $             -
          e. Other necessary expenses
             Professional and Bankruptcy Court Related Fees and Expenses     $    755,519.54
             Employee Expenses                                               $     10,863.83
             Office Supplies & Expenses                                      $     11,599.37
             Other                                                           $     20,281.08
                                                                             ---------------

TOTAL DISBURSEMENTS                                                          $    930,744.83
Add:  Disbursements made on behalf of Parent or Affiliates                   $     44,639.18
                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $    975,384.01

                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $   (908,496.97)

ENDING BALANCE IN Bank of America - Master  03751046297                      $    171,699.83
ENDING BALANCE IN Bank of America - Disbursement  03299976144                $     59,455.24
ENDING BALANCE IN Bank of America - Payroll  03299944407                     $     58,916.13
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149               $     15,671.87
ENDING BALANCE IN Bank of America - Money Market  851018                     $ 12,975,284.43
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                    $  5,188,437.45
ENDING BALANCE IN Bank of America - Restricted Cash                          $  1,395,822.75
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                  $      4,990.00

                                                                             ---------------
ENDING BALANCE IN ALL ACCOUNTS                                               $ 19,870,277.70
                                                                             ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED               DESCRIPTION                 AMOUNT
-------------               -----------                 ------
  11/08/02       Katherine Levesque                   $    414.00
  11/08/02       BOA Securities                       $     11.17
  11/15/02       Verso Technologies                   $ 34,395.00
                                                      -----------
                          Total WAXS Receipts         $ 34,820.17
                                                      ===========
Less: Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
  11/15/02       Verso Technologies                   $ 34,395.00
                                                      -----------
                          Total Affiliate Receipts    $ 34,395.00
                                                      -----------
                          Total WAXS Receipts         $    425.17
                                                      ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2002

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED               DESCRIPTION                  AMOUNT
-------------               -----------                  ------
  11/15/02       Interest Received                     $ 2,922.72
                                                       ----------
                                Total WAXS Receipts    $ 2,922.72
                                                       ==========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2002

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                DESCRIPTION                  AMOUNT
-------------                -----------                  ------
  11/01/02       Interest Received - Strat Cash Fund    $ 22,580.67
                                                        -----------
                                 Total WAXS Receipts    $ 22,580.67
                                                        ===========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2002

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED            DESCRIPTION             AMOUNT
-------------            -----------             ------
  11/01/02       Interest Received             $ 6,563.14
  11/26/02       Interest Received             $     0.34
                                               ----------
                        Total WAXS Receipts    $ 6,563.48
                                               ==========

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED              DESCRIPTION               AMOUNT
--------------              -----------               ------
   11/05/02       Bank Fees                          $  30.00
   11/21/02       Merrill Lynch                      $ 153.94
                                                     --------
                         Total WAXS Disbursements    $ 183.94
                                                     ========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED    CHECK NUMBER                DESCRIPTION                 AMOUNT
--------------    ------------                -----------                 ------
   11/15/02         Multiple      Payroll Checks                        $ 39,069.83
   11/19/02         Multiple      Payroll Checks                        $ 39,354.80
                                                                        -----------
                                            Total WAXS Disbursements    $ 78,424.63
                                                                        ===========

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED    CHECK NUMBER                DESCRIPTION                   AMOUNT
--------------    ------------                -----------                   ------
   11/01/02          35114        Apollo Consulting                      $   2,000.00
   11/01/02          35115        BellSouth                              $     461.30
   11/01/02          35116        BellSouth                              $   2,199.58
   11/01/02          35117        Bowne of Atlanta                       $   2,558.00
   11/01/02          35118        Debra Dawn                             $   1,441.05
   11/01/02          35119        Federal Express                        $      95.33
   11/01/02          35120        Heather Harris                         $     452.51
   11/01/02          35121        Katten Muchin Zavis Roseman            $  13,522.88
   11/01/02          35122        Lamberth, Cifelli, Stokes & Stout      $  19,143.92
   11/01/02          35123        MCI Worldcom                           $      37.96
   11/01/02          35124        MCI Worldcom                           $      53.59
   11/01/02          35125        MCI Worldcom                           $   3,354.55
   11/01/02          35126        North Atlanta Realty Acquisition       $  30,963.92
   11/01/02          35127        Nextel Communications                  $     631.46
   11/01/02          35128        Philpot Relocation                     $     452.25
   11/01/02          35129        Royal Cup Coffee                       $      45.94
   11/01/02          35130        Winstead Sechrest & Minick             $   2,735.44
   11/01/02          35131        Pacific Bell                           $     120.41
   11/08/02          35132        Ascom Hasler Leasing Program           $     173.34
   11/08/02          35133        Debra Dawn                             $   1,124.57
   11/08/02          35134        Federal Express                        $     353.27
   11/08/02          35135        Gardner, Carton & Douglas              $   5,062.37
   11/08/02          35136        Janet Collinsworth, Attorney           $  11,692.55
   11/08/02          35137        Lain Faulkner & Co.                    $     855.00
   11/08/02          35138        McKenna Long & Aldridge                $  52,081.51
   11/08/02          35139        Merrill Lynch Pierce Fenner & Smith    $   7,817.77
   11/08/02          35140        Metlife                                $   2,619.30
   11/08/02          35141        Texas Secretary of State               $     750.00
   11/08/02          35142        Sean Moore                             $   1,312.50
   11/08/02          35143        Pacific Bell                           $     104.52
   11/15/02          35144        Cadwalader, Wickersham & Taft          $ 399,003.80
   11/15/02          35145        Ernst & Young LLP                      $ 118,095.08
   11/15/02          35146        Federal Express                        $     560.01
   11/15/02          35147        Janet Collinsworth, Attorney           $   6,600.00
   11/15/02          35148        Jenner & Block, LLC                    $  72,151.58
   11/15/02          35149        Judco Management                       $   8,625.00
   11/15/02          35151        Lanier Parking                         $     715.00
   11/15/02          35152        MCI Worldcom                           $   3,204.71
   11/15/02          35153        Nextel Communications                  $     644.79
   11/15/02          35154        Poorman-Douglas Corporation            $  16,538.77
   11/15/02          35155        Kamran Saeed                           $     225.00
   11/15/02          35156        Southern Office Systems                $     335.50
   11/15/02          35157        Mark Warner                            $   5,000.00
   11/15/02          35158        Pacific Bell                           $     395.61
   11/22/02          35159        Coleman Technologies                   $     150.00
   11/22/02          35160        Debra Dawn                             $   2,893.99
   11/22/02          35161        Federal Express                        $     706.31
   11/22/02          35162        FTI Consulting                         $   6,577.20
   11/22/02          35163        McKenna Long & Aldridge                $  17,991.68
   11/22/02          35164        Royal Cup Coffee                       $      57.72
   11/22/02          35165        State Compensation Insurance Fund      $     828.08
   11/22/02          35166        San Diego Gas & Electric               $     252.46
   11/27/02          35167        Vanguard Archives                      $     641.48
   11/27/02          35168        BellSouth                              $     461.30
   11/27/02          35169        BellSouth                              $   2,199.58
   11/27/02          35170        Debra Dawn                             $   2,107.45
   11/27/02          35171        Federal Express                        $     453.68
   11/27/02          35182        Katten Muchin Zavis Roseman            $  15,887.20
   11/27/02          35173        McKenna Long & Aldridge                $     264.00
   11/27/02          35174        MCI Worldcom                           $      36.54
   11/27/02          35175        MCI Worldcom                           $   2,683.65
   11/27/02          35176        Michael Mies                           $   2,844.26
   11/27/02          35177        Nowalsky, Bronston & Gothard           $      52.00
   11/27/02          35178        US Trustee                             $   8,000.00
   11/27/02          35179        US Trustee                             $     750.00
   11/27/02          35180        Velocity Express                       $       6.59
   11/27/02          35181        Pacific Bell                           $     122.97
                                                                         ------------
                                                                Total    $ 862,279.78
Less:  Disbursements made to or on behalf of Parent or Affiliates.
WA Telecom Products Co., Inc.

   11/01/02          35126        North Atlanta Realty Acquisition       $  30,963.92
   11/08/02          35132        Ascom Hasler Leasing Program           $     173.34
   11/27/02          35179        US Trustee                             $     750.00
Facilicom
   11/15/02          35149        Judco Management                       $   8,625.00
World Access Telecommunication Group, Inc.
   11/01/02          35130        Winstead Sechrest & Minick             $   2,735.44
   11/08/02          35141        Texas Secretary of State               $     750.00
   11/27/02          35167        Vanguard Archives                      $     641.48
                                                                         ------------
                                             Total Affiliate Payments    $  44,639.18
                                                                         ------------
                                             Total WAXS Disbursements    $ 817,640.60
                                                                         ============

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED              DESCRIPTION               AMOUNT
--------------              -----------               ------
   11/05/02       ADP - Payroll Tax Withholdings    $ 16,618.72
   11/19/02       ADP - Payroll Tax Withholdings    $ 16,871.36
   11/29/02       ADP - Payroll Processing Fees     $  1,005.58
                                                    -----------
                        Total WAXS Disbursements    $ 34,495.66
                                                    ===========

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF INVENTORY

     Beginning Inventory              $          -
     Add: purchases                   $          -
     Less: goods sold                 $          -
                                      ------------
     Ending inventory                 $          -
                                      ============

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period    $ 112,068.65
     Payroll taxes due but unpaid     $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR         AMOUNT OF            NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
-----------------------    --------------    ---------------    -------------------    -------------------
Xerox Corporation              Monthly       $      1,247.84                     10    $         12,478.40

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF AGED RECEIVABLES

                                          3RD PARTY     INTERCOMPANY           TOTAL
                                          ---------    ---------------    ---------------
ACCOUNTS RECEIVABLE
   Beginning of month balance             $       -    $ 12,999,993.78    $ 12,999,993.78
   Add: sales on account                  $       -    $             -    $             -
           expenses paid for affiliate    $       -    $     44,639.18    $     44,639.18
           cash advanced to affiliate     $       -    $             -    $             -
   Less: collections                      $       -    $             -    $             -
                                          ---------    ---------------    ---------------
   End of month balance                   $       -    $ 13,044,632.96    $ 13,044,632.96
                                          =========    ===============    ===============

0-30 Days    31-60 Days    61-90 Days    Over 90 Days    End of Month Total
---------    ----------    ----------    ------------    ------------------
$       -    $        -    $        -    $          -    $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                   3RD PARTY       INTERCOMPANY           TOTAL
                                                --------------    ---------------    ---------------
Beginning of month balance                      $ 2,901,090.81    $ 19,276,847.25    $ 22,177,938.06
Add: sales on account                           $   378,207.07    $             -    $    378,207.07
        Cash received on behalf of Affiliate    $            -    $     34,395.00    $     34,395.00
        Cash received from Affiliate            $            -    $             -    $             -
Less: payments                                  $  (930,744.83)   $             -    $   (930,744.83)
                                                --------------    ---------------    ---------------
End of month balance                            $ 2,348,553.05    $ 19,311,242.25    $ 21,659,795.30
                                                ==============    ===============    ===============

  0-30 Days      31-60 Days     61-90 Days     Over 90 Days     End of Month Total
------------    -----------    -----------    --------------    ------------------
$ 199,107.39    $ 23,448.84    $ 42,688.39    $ 2,083,308.43    $     2,348,553.05

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: November 30, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.     Federal income taxes               Yes (X)                No ( )

         2.     FICA withholdings                  Yes (X)                No ( )

         3.     Employee's withholdings            Yes (X)                No ( )

         4.     Employer's FICA                    Yes (X)                No ( )

         5.     Federal unemployment taxes         Yes (X)                No ( )

         6.     State income tax                   Yes (X)                No ( )

         7.     State employee withholdings        Yes (X)                No ( )

         8.     All other state taxes                See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                           _____________________________________
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                            $ 19,870,277.70

RECEIPTS:
       1. Receipts from Operations
       2. Other Receipts                                                     $     45,899.80
          Other receipts (Received on behalf of Affiliates)                  $  3,008,236.00
                                                                             ---------------

TOTAL RECEIPTS                                                               $  3,054,135.80

DISBURSEMENTS
       3. Net Payroll                                                                      -
          a. Officers                                                        $     55,371.02
          b. Others                                                          $     60,088.13
       4. Taxes
          a. Federal Income Taxes                                            $     35,169.58
          b. FICA Withholdings                                               $      7,422.07
          c. Employee's withholdings                                         $        153.94
          d. Employer's FICA                                                 $      7,422.07
          e. Federal Unemployment Taxes                                      $        391.65
          f. State Income Tax                                                $      7,909.96
          g. State Employee withholdings                                     $        194.34
          h. All other state taxes                                           $      1,750.83

       5. Necessary Expenses
          a. Rent or mortgage payment(s)                                     $             -
          b. Utilities                                                       $      8,007.63
          c. Insurance                                                       $      3,461.78
          d. Merchandise bought for manufacture or sell                      $             -
          e. Other necessary expenses
             Professional and Bankruptcy Court Related Fees and Expenses     $  1,020,594.23
             Employee Expenses                                               $      8,909.53
             Office Supplies & Expenses                                      $      5,866.50
             Other                                                           $      8,446.28
                                                                             ---------------

TOTAL DISBURSEMENTS                                                          $  1,231,159.54
Add: Disbursements made on behalf of Parent or Affiliates                    $     49,793.47
                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $  1,280,953.01

                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $  1,773,182.79

ENDING BALANCE IN Bank of America - Master  03751046297                      $    163,176.88
ENDING BALANCE IN Bank of America - Disbursement  03299976144                $    120,069.80
ENDING BALANCE IN Bank of America - Payroll  03299944407                     $     68,456.98
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149               $     39,747.39
ENDING BALANCE IN Bank of America - Money Market  851018                     $ 14,655,813.96
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                    $  5,194,219.54
ENDING BALANCE IN Bank of America - Restricted Cash                          $  1,396,985.94
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                  $      4,990.00

                                                                             ---------------
ENDING BALANCE IN ALL ACCOUNTS                                               $ 21,643,460.49
                                                                             ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED          DESCRIPTION               AMOUNT
-------------          -----------               ------
  12/02/02       Megan Hibbeler              $       297.20
  12/02/02       Cohne, Rappaport & Segal    $     7,401.84
  12/05/02       Verso Technologies          $ 2,514,850.00
  12/16/02       Verso Technologies          $   493,386.00
  12/30/02       Bordercomm, LLC             $       725.95
                                             --------------
                      Total WAXS Receipts    $ 3,016,660.99
                                             ==============

Less: Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.

  12/05/02       Verso Technologies          $ 2,514,850.00
  12/16/02       Verso Technologies          $   493,386.00
                                             --------------
                 Total Affiliate Receipts    $ 3,008,236.00
                                             --------------
                 Total WAXS Receipts         $     8,424.99
                                             ==============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED               DESCRIPTION                  AMOUNT
-------------               -----------                  ------
  12/16/02       Interest Received                     $ 1,163.19
                                                       ----------
                                Total WAXS Receipts    $ 1,163.19
                                                       ==========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                DESCRIPTION                  AMOUNT
-------------                -----------                  ------
  12/02/02       Interest Received - Strat Cash Fund    $ 19,246.07
  12/19/02       Interest Received - Strat Cash Fund    $ 11,283.46
                                                        -----------
                                 Total WAXS Receipts    $ 30,529.53
                                                        ===========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED               DESCRIPTION                 AMOUNT
-------------               -----------                 ------
  12/02/02       Interest Received                    $ 5,781.84
  12/24/02       Interest Received                    $     0.25
                                                      ----------
                               Total WAXS Receipts    $ 5,782.09
                                                      ==========

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                DESCRIPTION                 AMOUNT
--------------                -----------                 ------
   12/03/02       Bank Fees                              $  30.00
   12/18/02       Merrill Lynch                          $ 153.94
                                                         --------
                             Total WAXS Disbursements    $ 183.94
                                                         ========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED    CHECK NUMBER                 DESCRIPTION                  AMOUNT
--------------    ------------                 -----------                  ------
   12/03/02         Multiple      Payroll Checks                          $ 38,716.23
   12/18/02         Multiple      Payroll Checks                          $ 39,221.24
   12/31/02         Multiple      Payroll Checks                          $ 37,521.68
                                                                          -----------
                                              Total WAXS Disbursements    $115,459.15
                                                                          ===========

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED    CHECK NUMBER                      DESCRIPTION                   AMOUNT
--------------    ------------                      -----------                   ------
   12/04/02          36182         Apollo Consulting                          $     2,000.00
   12/04/02          36183         CLS Security Electronics                   $        77.85
   12/04/02          36184         Continental Stock Trust & Transfer Co.     $       792.57
   12/04/02          36185         Debra Dawn                                 $     1,679.10
   12/04/02          36186         Gardner, Carton & Douglas                  $     6,283.72
   12/04/02          36188         Ikon Office Solutions                      $       190.20
   12/04/02          36189         Henry Lyon                                 $     3,217.88
   12/04/02          36190         North Atlanta Realty Acquisition           $    30,963.92
   12/04/02          36191         Nextel Communications                      $       617.68
   12/04/02          36192         Philpot Relocation                         $       523.36
   12/04/02          36193         Poorman-Douglas                            $     2,840.39
   12/04/02          36194         Kamran Saeed                               $       225.00
   12/04/02          36195         Judco Management                           $       800.00
   12/12/02          36196         The Atlanta Journal Constitution           $       155.24
   12/12/02          36197         Debra Dawn                                 $       726.40
   12/12/02          36198         Ernst & Young LLP                          $    83,661.18
   12/12/02          36199         Federal Express                            $       939.80
   12/12/02          36200         H. Peter Gant                              $        74.00
   12/12/02          36201         Jenner & Block, LLC                        $    68,859.23
   12/12/02          36202         Lamberth, Cifelli, Stokes & Stout          $    13,588.94
   12/12/02          36203         Katherine Levesque                         $        24.00
   12/12/02          36204         McKenna Long & Aldridge                    $    11,699.76
   12/12/02          36205         MCI Worldcom                               $     3,232.33
   12/12/02          36206         MCI Worldcom                               $        49.46
   12/12/02          36207         Nextel Communications                      $       651.84
   12/12/02          36208         Kamran Saeed                               $       225.00
   12/12/02          36209         State Compensation Insurance Fund          $       846.66
   12/12/02          36210         Velocity Express                           $        13.18
   12/12/02          36211         The Wall Street Journal                    $       187.25
   12/12/02          36212         Mark Warner                                $     5,000.00
   12/12/02          36213         Pacific Bell                               $       507.29
   12/12/02          36214         San Diego Gas & Electric                   $       279.60
   12/18/02          36215         Debra Dawn                                 $     1,320.00
   12/18/02          36216         Federal Express                            $        20.97
   12/18/02          36217         Judco Management                           $     8,625.00
   12/18/02          36218         Lanier Parking Systems                     $       715.00
   12/18/02          36219         Latham & Watkins Schon Nolte               $     1,847.31
   12/18/02          36220         Metlife                                    $     2,559.46
   12/18/02          36221         Michael Mies                               $       813.97
   12/18/02          36222         Winstead, Sechrest & Minick, P.C.          $     6,864.63
   12/27/02          36223         Vanguard Archives                          $       641.48
   12/27/02          36224         BellSouth                                  $     2,199.58
   12/27/02          36225         Cadwalder, Wickersham & Taft               $    24,147.49
   12/27/02          36226         Continental Stock Trust & Transfer Co.     $     1,014.98
   12/27/02          36227         Crumley Consulting                         $     5,596.23
   12/27/02          36228         Debra Dawn                                 $       608.79
   12/27/02          36229         Federal Express                            $       938.65
   12/27/02          36230         FTI Consulting                             $    11,688.32
   12/27/02          36231         Gardner, Carton & Douglas                  $     2,815.38
   12/27/02          36232         Jenner & Block, LLC                        $    56,931.92
   12/27/02          36233         Jenner & Block, LLC                        $   121,167.70
   12/27/02          36234         Katten Muchin Zavis Roseman                $     2,259.60
   12/27/02          36235         Katten Muchin Zavis Roseman                $   581,917.55
   12/27/02          36236         Lamberth, Cifelli, Stokes & Stout          $     9,900.78
   12/27/02          36237         McKenna Long & Aldridge                    $    13,550.30
   12/27/02          36238         Nextel Communications                      $       469.85
   12/27/02          36239         Philpot Relocation                         $       494.75
   12/27/02          36240         Poorman-Douglas                            $     1,384.68
   12/27/02          36241         Salomon Smith Barney                       $       453.75
   12/27/02          36242         Carl Sonne                                 $       445.39
   12/27/02          36243         Southern Office Systems                    $       105.00
   12/27/02          36244         United HealthCare                          $        55.66
   12/27/02          36245         Winstead, Sechrest & Minick, P.C.          $     1,898.44
                                                                              --------------
                                                                    Total     $ 1,104,385.44

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   12/04/02          36190         North Atlanta Realty Acquisition           $    30,963.92
Facilicom
   12/04/02          36195         Judco Management                           $       800.00
   12/18/02          36217         Judco Management                           $     8,625.00
World Access Telecommunication Group, Inc.

   12/18/02          36222         Winstead, Sechrest & Minick, P.C.          $     6,864.63
   12/27/02          36223         Vanguard Archives                          $       641.48
   12/27/02          36245         Winstead, Sechrest & Minick, P.C.          $     1,898.44
                                                                              --------------
                                                 Total Affiliate Payments     $    49,793.47
                                                                              --------------
                                                 Total WAXS Disbursements     $ 1,054,591.97
                                                                              ==============

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: December 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                  DESCRIPTION                      AMOUNT
--------------                  -----------                      ------
   12/03/02          ADP - Payroll Tax Withholdings           $ 17,913.13
   12/18/02          ADP - Payroll Tax Withholdings           $ 18,062.90
   12/27/02          ADP - Payroll Processing Fees            $    663.98
   12/31/02          ADP - Payroll Tax Withholdings           $ 24,284.47
                                                              -----------
                           Total WAXS Disbursements           $ 60,924.48
                                                              ===========

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF INVENTORY
Beginning Inventory                              $          -
Add: purchases                                   $          -
Less: goods sold                                 $          -
                                                 ------------
Ending inventory                                 $          -
                                                 ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                    $ 175,873.59
Payroll taxes due but unpaid                     $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                             DATE REGULAR        AMOUNT OF             NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR     PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------     --------------    ---------------    -------------------     -------------------
   Xerox Corporation           Monthly          $ 1,247.84               10                  $ 12,478.40

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                       3RD PARTY               INTERCOMPANY                  TOTAL
                                                      -------------------------------------------------------------------
       Beginning of month balance                           $       -           $ 13,044,632.96           $ 13,044,632.96
       Add: sales on account                                $       -           $             -           $             -
               expenses paid for affiliate                  $       -           $     49,793.47           $     49,793.47
               cash advanced to affiliate                   $       -           $             -           $             -
       Less: collections                                    $       -           $             -           $             -
                                                      -------------------------------------------------------------------
       End of month balance                                 $       -           $ 13,094,426.43           $ 13,094,426.43
                                                      ===================================================================

0-30 Days       31-60 Days    61-90 Days    Over 90 Days      End of Month Total
---------       ----------    ----------    ------------      ------------------
   $ -             $ -           $ -            $ -                  $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                            3RD PARTY             INTERCOMPANY                  TOTAL
                                                      -------------------------------------------------------------------
Beginning of month balance                            $  2,348,553.05           $ 19,311,242.25           $ 21,659,795.30
Add: sales on account                                 $    432,101.68           $             -           $    432,101.68
        Cash received on behalf of Affiliate          $             -           $  3,008,236.00           $  3,008,236.00
        Cash received from Affiliate                  $             -           $             -           $             -
Less: payments                                        $ (1,231,159.54)          $             -           $ (1,231,159.54)
                                                      -------------------------------------------------------------------
End of month balance                                  $  1,549,495.19           $ 22,319,478.25           $ 23,868,973.44
                                                      ===================================================================

  0-30 Days    31-60 Days     61-90 Days     Over 90 Days     End of Month Total
  ---------    ----------     ----------     ------------     ------------------
$ 229,159.01   $ 69,184.57   $ 23,448.84    $ 1,227,702.77      $ 1,549,495.19

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: December 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.     Federal income taxes             Yes (X)              No ( )

2.     FICA withholdings                Yes (X)              No ( )

3.     Employee's withholdings          Yes (X)              No ( )

4.     Employer's FICA                  Yes (X)              No ( )

5.     Federal unemployment taxes       Yes (X)              No ( )

6.     State income tax                 Yes (X)              No ( )

7.     State employee withholdings      Yes (X)              No ( )

8.     All other state taxes            See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                  _____________________________
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                            $    21,643,460.49

RECEIPTS:
     1. Receipts from Operations
     2. Other Receipts                                                       $        19,392.74
         Other receipts (Received on behalf of Affiliates)                   $         4,173.00
                                                                             ------------------

TOTAL RECEIPTS                                                               $        23,565.74

DISBURSEMENTS
     3. Net Payroll                                                                           -
         a. Officers                                                         $        97,704.48
         b. Others                                                           $       170,731.51
     4. Taxes
         a. Federal Income Taxes                                             $       105,541.97
         b. FICA Withholdings                                                $        29,370.46
         c. Employee's withholdings                                          $           230.91
         d. Employer's FICA                                                  $        29,370.47
         e. Federal Unemployment Taxes                                       $           251.49
         f. State Income Tax                                                 $        26,368.91
         g. State Employee withholdings                                      $         1,538.89
         h. All other state taxes                                            $         1,230.93

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                      $                -
         b. Utilities                                                        $         7,990.28
         c. Insurance                                                        $        12,056.21
         d. Merchandise bought for manufacture or sell                       $                -
         e. Other necessary expenses                                                          -
             Professional and Bankruptcy Court Related Fees and Expenses     $        85,204.95
             Employee Expenses                                               $         5,394.93
             Office Supplies & Expenses                                      $         4,480.77
             Other                                                           $         7,542.05
                                                                             ------------------

TOTAL DISBURSEMENTS                                                          $       585,009.21
Add:  Disbursements made on behalf of Parent or Affiliates                   $        56,027.67
                                                                             ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $       641,036.88
                                                                             ------------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $      (617,471.14)

ENDING BALANCE IN Bank of America - Master 03751046297                       $        66,474.83
ENDING BALANCE IN Bank of America - Disbursement 03299976144                 $       307,895.80
ENDING BALANCE IN Bank of America - Payroll 03299944407                      $       100,020.99
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                $        30,195.55
ENDING BALANCE IN Bank of America - Money Market 851018                      $    13,918,547.15
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                    $     5,199,773.14
ENDING BALANCE IN Bank of America - Restricted Cash                          $     1,398,091.89
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                   $         4,990.00
                                                                             ------------------
ENDING BALANCE IN ALL ACCOUNTS                                               $    21,025,989.35
                                                                             ==================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                  DESCRIPTION                      AMOUNT
-------------                  -----------                      ------
   01/15/03         Verso Technologies                       $  4,173.00

                                                             -----------
                                Total WAXS Receipts          $  4,173.00
                                                             ===========

Less:  Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
   01/15/03         Verso Technologies                       $  4,173.00
                                                             -----------
                           Total Affiliate Receipts          $  4,173.00

                                                             -----------
                                Total WAXS Receipts          $         -
                                                             ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                  DESCRIPTION                      AMOUNT
-------------                  -----------                      ------
  01/15/03          Interest Received                        $  1,105.95
                                                             -----------
                                   Total WAXS Receipts       $  1,105.95
                                                             ===========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2003

Bank: Bank of America(Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                  DESCRIPTION               AMOUNT
-------------                  -----------               ------
  01/02/03         Interest Received                  $  6,749.72
  01/13/03         Interest Received                  $  5,983.47
                                                      -----------
                               Total WAXS Receipts    $ 12,733.19
                                                      ===========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                  DESCRIPTION              AMOUNT
-------------                  -----------              ------
  01/02/03          Interest Received                 $ 5,553.29
  01/29/03          Interest Received                 $     0.31
                                                      ----------
                               Total WAXS Receipts    $ 5,553.60
                                                      ==========

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                  DESCRIPTION              AMOUNT
-------------                  -----------              ------
   01/02/03         Tele-flex Technologies            $ 10,000.00
   01/03/03         Bank Fees                         $     30.00
   01/15/03         Tele-flex Technologies            $  4,614.14
   01/29/03         Merrill Lynch                     $    230.91
   01/29/03         K. Levesque - Travel Advance      $  1,000.00
                                                      -----------
                          Total WAXS Disbursements    $ 15,875.05
                                                      ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

   01/02/03         Tele-flex Technologies            $ 10,000.00
   01/15/03         Tele-flex Technologies            $  4,614.14
                                                      -----------
                          Total Affiliate Payments    $ 14,614.14
                                                      -----------
                          Total WAXS Disbursements    $  1,260.91
                                                      ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED    CHECK NUMBER                 DESCRIPTION                          AMOUNT
--------------    ------------                 -----------                          ------
   01/14/03         Multiple            Payroll Checks                          $  37,667.14
   01/27/03         Multiple            Payroll Checks                          $ 230,768.85
                                                                                ------------
                                                 Total WAXS Disbursements       $ 268,435.99
                                                                                ============

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED        CHECK NUMBER                DESCRIPTION                    AMOUNT
--------------        ------------                -----------                    ------
   01/03/03               36246        Apollo Consulting                      $    2,000.00
   01/03/03               36247        BellSouth                              $      461.30
   01/03/03               36248        Debra Dawn                             $      567.20
   01/03/03               36249        Fedex                                  $       41.94
   01/03/03               36250        MCI Worldcom                           $       36.54
   01/03/03               36251        North Atlanta Realty Acquisition       $   32,121.90
   01/03/03               36252        Velocity Express                       $       22.95
   01/03/03               36253        Pacific Bell                           $      626.25
   01/10/03               36254        Ernst & Young LLP                      $   31,506.52
   01/10/03               36255        Fedex                                  $      895.84
   01/10/03               36256        Liberty Mutual                         $    1,954.00
   01/10/03               36257        MCI Worldcom                           $    3,069.91
   01/10/03               36258        MCI Worldcom                           $       71.90
   01/10/03               36259        Carl Sonne                             $      251.00
   01/17/03               36260        Debra Dawn                             $    1,463.40
   01/17/03               36261        Fedex                                  $      234.04
   01/17/03               36262        H. Peter Gant                          $      167.87
   01/17/03               36263        Judco Management                       $    8,625.00
   01/17/03               36264        Lanier Parking                         $      715.00
   01/17/03               36265        Metlife                                $    2,559.46
   01/17/03               36266        Mark Warner                            $    5,000.00
   01/17/03               36267        San Diego Gas & Electric               $      469.19
   01/24/03               36268        Vanguard Archives                      $      666.63
   01/24/03               36269        Armstrong Teasdale                     $    2,500.00
   01/24/03               36270        BellSouth                              $    2,188.62
   01/24/03               36271        CT Corporation                         $      379.50
   01/24/03               36272        Debra Dawn                             $      929.56
   01/24/03               36273        Fedex                                  $      232.25
   01/24/03               36274        Gardner, Carton & Douglas              $   30,484.99
   01/24/03               36275        Poorman-Douglas Corp.                  $    1,955.15
   01/24/03               36276        Carl Sonne                             $      270.37
   01/24/03               36277        State Compensation Insurance Fund      $      889.99
   01/24/03               36278        Winston & Strawn                       $   11,493.49
   01/31/03               36279        Continental Stock Transfer & Trust     $      801.58
   01/31/03               36280        Debra Dawn                             $      745.53
   01/31/03               36281        Fedex                                  $      235.10
   01/31/03               36282        Katten Muchin Zavis Roseman            $    7,264.80
   01/31/03               36284        Nextel Communications                  $      636.41
   01/31/03               36285        Nextel Communications                  $      311.12
   01/31/03               36286        Philpot Relocation                     $      452.25
   01/31/03               36287        Royal Cup Coffee                       $      103.65
   01/31/03               36288        United Healthcare                      $    6,652.76
   01/31/03               36289        Pacific Bell                           $      119.04
                                                                              -------------
                                                                    Total     $  162,174.00

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   01/03/03               36251        North Atlanta Realty Acquisition       $   32,121.90

Facilicom
   01/17/03               36263        Judco Management                       $    8,625.00

World Access Telecommunication Group, Inc.
   01/24/03               36268        Vanguard Archives                      $      666.63

                                                                              -------------
                                                 Total Affiliate Payments     $   41,413.53
                                                                              -------------
                                                 Total WAXS Disbursements     $  120,760.47
                                                                              =============

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                DESCRIPTION                            AMOUNT
--------------                -----------                            ------
   01/14/03          Payroll Taxes                                $  22,968.42
   01/27/03          Payroll Taxes                                $ 170,704.70
   01/31/03          Processing Fees - ADP                        $     878.72
                                                                  ------------
                              Total WAXS Disbursements            $ 194,551.84
                                                                  ============

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS


                     For the Month Ending: January 31, 2003

STATEMENT OF INVENTORY
Beginning Inventory                              $          -
Add: purchases                                   $          -
Less: goods sold                                 $          -
                                                 ------------
Ending inventory                                 $          -
                                                 ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                    $ 462,340.02
Payroll taxes due but unpaid                     $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                             DATE REGULAR        AMOUNT OF             NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR     PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------     --------------    ---------------    -------------------     -------------------
   Xerox Corporation           Monthly          $ 1,247.84               10                  $ 12,478.40

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                       3RD PARTY               INTERCOMPANY                  TOTAL
                                                      -------------------------------------------------------------------
       Beginning of month balance                           $       -           $ 13,094,426.43           $ 13,094,426.43
       Add: sales on account                                $       -           $             -           $             -
               expenses paid for affiliate                  $       -           $     56,027.67           $     56,027.67
               cash advanced to affiliate                   $       -           $             -           $             -
       Less: collections                                    $       -           $             -           $             -
                                                      -------------------------------------------------------------------
       End of month balance                                 $       -           $ 13,150,454.10           $ 13,150,454.10
                                                      ===================================================================

0-30 Days       31-60 Days    61-90 Days    Over 90 Days      End of Month Total
---------       ----------    ----------    ------------      ------------------
   $ -             $ -           $ -            $ -                  $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                            3RD PARTY             INTERCOMPANY                  TOTAL
                                                      -------------------------------------------------------------------
Beginning of month balance                            $  1,549,495.19           $ 19,311,242.25           $ 21,659,795.30
Add: sales on account                                 $    648,386.68           $             -           $    648,386.68
        Cash received on behalf of Affiliate          $             -           $      4,173.00           $      4,173.00
        Cash received from Affiliate                  $             -           $             -           $             -
Less: payments                                        $   (585,009.21)          $             -           $   (585,009.21)
                                                      -------------------------------------------------------------------
End of month balance                                  $  1,612,872.66           $ 22,323,651.25           $ 23,936,523.91
                                                      ===================================================================

  0-30 Days    31-60 Days     61-90 Days     Over 90 Days     End of Month Total
  ---------    ----------     ----------     ------------     ------------------
$ 157,654.71   $134,971.77   $ 69,184.57    $ 1,251,151.61      $ 1,612,872.66

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: January 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                     Yes (X)               No ( )

2.        FICA withholdings                        Yes (X)               No ( )

3.        Employee's withholdings                  Yes (X)               No ( )

4.        Employer's FICA                          Yes (X)               No ( )

5.        Federal unemployment taxes               Yes (X)               No ( )

6.        State income tax                         Yes (X)               No ( )

7.        State employee withholdings              Yes (X)               No ( )

8.        All other state taxes                    See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                  _____________________________
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                            $    21,025,989.35

RECEIPTS:
     1. Receipts from Operations
     2. Other Receipts                                                       $        38,050.88
         Other receipts (Received on behalf of Affiliates)                   $         4,173.00
                                                                             ------------------

TOTAL RECEIPTS                                                               $        42,223.88

DISBURSEMENTS
     3. Net Payroll                                                                           -
         a. Officers                                                         $        40,962.39
         b. Others                                                           $        51,388.78
     4. Taxes
         a. Federal Income Taxes                                             $        28,422.63
         b. FICA Withholdings                                                $         7,677.94
         c. Employee's withholdings                                          $           153.94
         d. Employer's FICA                                                  $         7,677.96
         e. Federal Unemployment Taxes                                       $            28.86
         f. State Income Tax                                                 $         6,954.44
         g. State Employee withholdings                                      $           247.47
         h. All other state taxes                                            $           119.75

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                      $                -
         b. Utilities                                                        $        17,255.52
         c. Insurance                                                        $        10,638.84
         d. Merchandise bought for manufacture or sell                       $                -
         e. Other necessary expenses                                                          -
             Professional and Bankruptcy Court Related Fees and Expenses     $       184,102.63
             Employee Expenses                                               $         7,444.62
             Office Supplies & Expenses                                      $         4,166.11
             Other                                                           $         6,988.56
                                                                             ------------------

TOTAL DISBURSEMENTS                                                          $       374,230.44
Add:  Disbursements made on behalf of Parent or Affiliates                   $        51,599.28
                                                                             ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $       425,829.72
                                                                             ------------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $      (383,605.84)

ENDING BALANCE IN Bank of America - Master 03751046297                       $        90,463.89
ENDING BALANCE IN Bank of America - Disbursement 03299976144                 $       137,027.64
ENDING BALANCE IN Bank of America - Payroll 03299944407                      $        82,669.82
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                $        22,769.10
ENDING BALANCE IN Bank of America - Money Market 851018                      $    13,696,059.41
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                    $     5,209,107.85
ENDING BALANCE IN Bank of America - Restricted Cash                          $     1,399,295.80
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                   $         4,990.00
                                                                             ------------------

ENDING BALANCE IN ALL ACCOUNTS                                               $    20,642,383.51
                                                                             ==================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                   DESCRIPTION                                AMOUNT
-------------                   -----------                                ------
   02/24/03         Verso Technologies                                   $ 4,173.00
                                                                         ----------
                                   Total WAXS Receipts                   $ 4,173.00
                                                                         ==========

Less: Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
   02/24/03         Verso Technologies                                   $ 4,173.00

                                                                         ----------
                              Total Affiliate Receipts                   $ 4,173.00
                                                                         ----------
                                   Total WAXS Receipts                   $        -
                                                                         ==========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                              For the Month Ending: February 28, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                DESCRIPTION                AMOUNT
-------------                -----------                ------
   02/13/03         Interest Received                 $ 1,203.91
                                                      ----------
                               Total WAXS Receipts    $ 1,203.91
                                                      ==========

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                DESCRIPTION                AMOUNT
-------------                -----------                ------
   02/03/03         Interest Received                 $ 11,368.48
   02/28/03         Interest Received                 $ 16,143.78
                                                      -----------
                               Total WAXS Receipts    $ 27,512.26
                                                      ===========

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                  DESCRIPTION              AMOUNT
-------------                  -----------              ------
   02/01/03         Interest Received                 $ 5,177.07
   02/28/03         Interest Received                 $ 4,157.64
                                                      ----------
                               Total WAXS Receipts    $ 9,334.71
                                                      ==========

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 28, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                      DESCRIPTION                             AMOUNT
--------------                      -----------                             ------
   02/03/03             Tele-flex Technologies                           $ 10,000.00
   02/04/03             Bank Fees                                        $     30.00
   02/26/03             Merrilly Lynch                                   $    153.94
                                                                         -----------
                              Total WAXS Disbursements                   $ 10,183.94
                                                                         ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   02/03/03             Tele-flex Technologies                           $ 10,000.00

                                                                         -----------
                              Total Affiliate Payments                   $ 10,000.00

                                                                         -----------
                              Total WAXS Disbursements                   $    183.94
                                                                         ===========

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 28, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED     CHECK NUMBER                DESCRIPTION                    AMOUNT
--------------     ------------                -----------                    ------
   02/05/03           36290        Apollo Consulting                     $     2,000.00
   02/05/03           36291        Ascom-Hasler Leasing                  $       185.50
   02/05/03           36292        Lanier Parking Systems                $       715.00
   02/05/03           36293        North Atlanta Realty Acquisition      $    32,121.90
   02/14/03           36294        Debra Dawn                            $     2,896.79
   02/14/03           36295        Ernst & Young LLP                     $    21,658.89
   02/14/03           36296        Federal Express                       $       411.82
   02/14/03           36297        FTI Consulting                        $     1,762.40
   02/14/03           36298        H. Peter Gant                         $       150.27
   02/14/03           36299        Gardner, Carton & Douglas             $     7,644.42
   02/14/03           36300        Jenner & Block, LLC                   $    62,945.44
   02/14/03           36301        Judco Management                      $     8,625.00
   02/14/03           36302        MCI Worldcom                          $     3,075.66
   02/14/03           36303        MCI Worldcom                          $        69.23
   02/14/03           36304        Nextel Communications                 $       332.80
   02/14/03           36305        Mark Warner                           $     5,000.00
   02/14/03           36306        Pacific Bell                          $       497.14
   02/14/03           36307        San Diego Gas & Electric              $       547.82
   02/21/03           36308        Vanguard Archives                     $       666.88
   02/21/03           36309        Debra Dawn                            $       960.50
   02/21/03           36310        Federal Express                       $       598.40
   02/21/03           36311        Ikon Office Solutions                 $       363.04
   02/21/03           36312        MCI Worldcom                          $     3,354.55
   02/21/03           36313        Carl Sonne                            $       413.10
   02/21/03           36314        State Compensation Insurance Fund     $     1,426.62
   02/21/03           36315        PriceWaterhouseCoopers(FTI)           $    88,877.51
   02/21/03           36316        BellSouth                             $       461.30
   02/28/03           36317        BellSouth                             $     2,207.92
   02/28/03           36318        CLS Security Electronics              $        77.85
   02/28/03           36319        Debra Dawn                            $     2,859.30
   02/28/03           36320        Henry Lyon                            $       164.66
   02/28/03           36321        MCI Worldcom                          $     6,709.10
   02/28/03           36322        Metropolitan Life Insurance           $     2,559.46
   02/28/03           36323        Philpot Relocation                    $       661.16
   02/28/03           36324        Poorman-Douglas                       $     1,213.97
   02/28/03           36325        United Healthcare                     $     6,652.76
                                                                         --------------
                                                               Total     $   270,868.16

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   02/05/03           36291        Ascom-Hasler Leasing                  $       185.50
   02/05/03           36293        North Atlanta Realty Acquisition      $    32,121.90

Facilicom
   02/14/03           36301        Judco Management                      $     8,625.00

World Access Telecommunication Group, Inc.
   02/21/03           36308        Vanguard Archives                     $       666.88
                                                                         ---------------
                                            Total Affiliate Payments     $    41,599.28
                                                                         --------------

                                            Total WAXS Disbursements     $   229,268.88
                                                                         ==============

                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 28, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED     CHECK NUMBER      DESCRIPTION        AMOUNT
--------------     ------------      -----------        ------
   02/12/03          Multiple       Payroll Checks    $ 38,516.68
   02/26/03          Multiple       Payroll Checks    $ 53,834.49
                                                      -----------
                          Total WAXS Disbursements    $ 92,351.17
                                                      ===========

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 28, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                DESCRIPTION                              AMOUNT
--------------                -----------                              ------
   02/12/03          Payroll Taxes                                  $ 20,499.99
   02/26/03          Payroll Taxes                                  $ 30,629.06
   02/27/03          Processing Fees - ADP                          $  1,297.40
                                                                    -----------
                              Total WAXS Disbursements              $ 52,426.45
                                                                    ===========

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                   CASE NUMBER: 01-14633-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF INVENTORY
Beginning Inventory                              $          -
Add: purchases                                   $          -
Less: goods sold                                 $          -
                                                 ------------
Ending inventory                                 $          -
                                                 ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                    $ 143,634.16
Payroll taxes due but unpaid                     $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                             DATE REGULAR        AMOUNT OF             NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR     PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------     --------------    ---------------    -------------------     -------------------
   Xerox Corporation           Monthly          $ 1,247.84               10                  $ 12,478.40

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF AGED RECEIVABLES

                                           3RD PARTY      INTERCOMPANY        TOTAL
                                         -------------   ---------------  ---------------
ACCOUNTS RECEIVABLE
Beginning of month balance               $           -   $ 13,150,454.10  $ 13,150,454.10
Add: sales on account                    $           -   $             -  $             -
  expenses paid for affiliate            $           -   $     51,599.28  $     51,599.28
  cash advanced to affiliate             $           -   $             -  $             -
Less: collections                        $           -   $             -  $             -
                                         -------------   ---------------  ---------------
End of month balance                     $           -   $ 13,202,053.38  $ 13,202,053.38
                                         =============   ===============  ===============

 0-30 Days     31-60 Days    61-90 Days   Over 90 Days   End of Month Total
------------  ------------  -----------  --------------  ------------------
$          -  $          -  $         -  $            -  $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                           3RD PARTY      INTERCOMPANY         TOTAL
                                         -------------   ---------------  ---------------
Beginning of month balance               $1,612,872.66   $ 22,323,651.25  $ 23,936,523.91
Add: sales on account                    $  487,399.11   $             -  $    487,399.11
  Cash received on behalf of Affiliate   $           -   $      4,173.00  $      4,173.00
  Cash received from Affiliate           $           -   $             -  $             -
Less: payments                           $ (374,230.44)  $             -  $   (374,230.44)
                                         -------------   ---------------  ---------------
End of month balance                     $1,726,041.33   $ 22,327,824.25  $ 24,053,865.58
                                         =============   ===============  ===============

 0-30 Days     31-60 Days    61-90 Days   Over 90 Days   End of Month Total
------------  ------------  -----------  --------------  ------------------
$ 310,346.85  $ 185,998.21  $ 67,422.17  $ 1,162,274.10  $     1,726,041.33

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                     For the Month Ending: February 28, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

  1.   Federal income taxes            Yes (X)         No ( )

  2.   FICA withholdings               Yes (X)         No ( )

  3.   Employee's withholdings         Yes (X)         No ( )

  4.   Employer's FICA                 Yes (X)         No ( )

  5.   Federal unemployment taxes      Yes (X)         No ( )

  6.   State income tax                Yes (X)         No ( )

  7.   State employee withholdings     Yes (X)         No ( )

  8.   All other state taxes               See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                   _____________________________________________
                                   For the Debtor In Possession

                                   Henry C. Lyon
                                   Designated Officer

                            OPERATING REPORT Page 13

                       IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 20,642,383.51

RECEIPTS:
     1. Receipts from Operations

     2. Other Receipts                                                          $    386,902.04
         Other receipts (Received on behalf of Affiliates)                      $      4,173.00
                                                                                ---------------

TOTAL RECEIPTS                                                                  $    391,075.04

DISBURSEMENTS
     3. Net Payroll                                                                           -
         a. Officers                                                            $     40,962.41
         b. Others                                                              $     50,949.05
     4. Taxes
         a. Federal Income Taxes                                                $     28,830.43
         b. FICA Withholdings                                                   $      7,673.93
         c. Employee's withholdings                                             $        153.94
         d. Employer's FICA                                                     $      7,673.94
         e. Federal Unemployment Taxes                                          $             -
         f. State Income Tax                                                    $      6,970.54
         g. State Employee withholdings                                         $        202.09
         h. All other state taxes                                               $         27.00

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                         $             -
         b. Utilities                                                           $     10,240.34
         c. Insurance                                                           $      1,044.80
         d. Merchandise bought for manufacture or sell                          $             -
         e. Other necessary expenses                                                          -
            Professional and Bankruptcy Court Related Fees and Expenses         $    496,224.19
            Employee Expenses                                                   $     10,719.61
            Office Supplies & Expenses                                          $      4,291.42
            Other                                                               $     15,014.82
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $    680,978.51
Add:  Disbursements made on behalf of Parent or Affiliates                      $     53,513.59
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $    734,492.10

                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $   (343,417.06)

ENDING BALANCE IN Bank of America - Master  03751046297                         $    498,969.94
ENDING BALANCE IN Bank of America - Disbursement  03299976144                   $   (181,386.34)
ENDING BALANCE IN Bank of America - Payroll  03299944407                        $     40,758.36
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                  $     25,585.32
ENDING BALANCE IN Bank of America - Money Market  851018                        $ 13,296,059.41
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                       $  5,213,644.49
ENDING BALANCE IN Bank of America - Restricted Cash                             $  1,400,345.27
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                     $      4,990.00

                                                                                ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 20,298,966.45
                                                                                ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                      DESCRIPTION                      AMOUNT
-------------  ------------------------------------------------  ------------
  03/04/03     NetNet Europe - Sweden                            $ 349,982.00
  03/05/03     MCI Worldcom                                      $       8.93
  03/05/03     J. Smith Lanier                                   $  31,325.00
  03/14/03     Verso Technologies                                $   4,173.00
                                                                 ------------
                                            Total WAXS Receipts  $ 385,488.93
                                                                 ============

Less: Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
  03/14/03     Verso Technologies                                $   4,173.00

                                                                 ------------
                                       Total Affiliate Receipts  $   4,173.00

                                                                 ------------
                                            Total WAXS Receipts  $ 381,315.93
                                                                 ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                      DESCRIPTION                      AMOUNT
-------------  ------------------------------------------------  ------------
  03/17/03     Interest Received                                 $   1,049.47
                                                                 ------------
                                            Total WAXS Receipts  $   1,049.47
                                                                 ============

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                      DESCRIPTION                      AMOUNT
-------------  ------------------------------------------------  ------------
  03/31/03     Interest Received                                 $   4,536.64
                                                                 ------------
                                            Total WAXS Receipts  $   4,536.64
                                                                 ============

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                      DESCRIPTION                      AMOUNT
-------------  ------------------------------------------------  ------------
  3/4/2003     Bank Fees                                         $      30.00
 3/14/2003     Katherine Levesque                                $   2,000.00
 3/14/2003     Jenner & Block, LLP                               $  37,500.00
 3/20/2003     Katherine Levesque                                $     265.65
  03/20/03     Katherine Levesque                                $   2,481.11
  03/26/03     Merrill Lynch                                     $     153.94
                                                                 ------------
                                       Total WAXS Disbursements  $  42,430.70
                                                                 ============

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED  CHECK NUMBER                 DESCRIPTION                    AMOUNT
--------------  ------------  ------------------------------------------  -----------
  03/11/03        Multiple    Payroll Checks                              $ 38,317.48
  03/25/03        Multiple    Payroll Checks                              $ 53,593.98
                                                                          -----------
                                                Total WAXS Disbursements  $ 91,911.46
                                                                          ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED  CHECK NUMBER                 DESCRIPTION                    AMOUNT
--------------  ------------  ------------------------------------------  -----------
  03/04/03         36326      Apollo Consulting                           $  2,000.00
  03/04/03         36327      BellSouth                                   $    404.18
  03/04/03         36328      Bowne of Atlanta                            $  3,533.00
  03/04/03         36329      Continental Stock Transfer & Trust          $  1,125.11
  03/04/03         36330      Debra Dawn                                  $  1,462.88
  03/04/03         36331      Federal Express                             $    443.23
  03/04/03         36332      Robyn C. Huffman                            $    405.00
  03/04/03         36333      Lamberth, Cifelli, Stokes & Stout           $  6,903.75
  03/04/03         36334      McKenna Long & Aldridge                     $ 26,610.21
  03/04/03         36335      Merrill Lynch, Pierce Fenner & Smith        $  5,740.00
  03/04/03         36336      North Atlanta Realty Acquisition            $ 32,121.90
  03/04/03         36337      Nextel Communications                       $    393.66
  03/04/03         36338      Poorman-Douglas Corporation                 $    559.29
  03/04/03         36339      Kamran Saeed                                $    225.00
  03/04/03         36340      U.S. Trustee                                $    250.00
  03/04/03         36341      U.S. Trustee                                $    750.00
  03/04/03         36342      U.S. Trustee                                $    750.00
  03/04/03         36343      U.S. Trustee                                $  8,500.00
  03/04/03         36344      Velocity Express                            $    103.00
  03/04/03         36345      Winstead Sechrest & Minick                  $ 10,349.81
  03/04/03         36346      Pacific Bell                                $    119.13
  03/14/03         36347      Franchise Tax Board                         $  1,600.00
  03/14/03         36348      Debra Dawn                                  $  1,074.51
  03/14/03         36349      Ernst & Young LLP                           $ 47,982.84
  03/14/03         36350      Federal Express                             $    314.17
  03/14/03         36351      Katten Muchin Zavis Roseman                 $  3,208.80
  03/14/03         36352      Lanier Parking                              $    715.00
  03/14/03         36353      MCI Worldcom                                $    856.43
  03/14/03         36354      MCI Worldcom                                $     64.85
  03/14/03         36355      Pacific Bell                                $    105.63
  03/17/03         36356      Mark Warner                                 $  5,000.00
  03/20/03         36357      Vanguard Archives                           $    666.88
  03/20/03         36358      Cadwalader, Wickersham & Taft               $  6,980.05
  03/20/03         36359      Virginia Cook                               $    937.80
  03/20/03         36360      Debra Dawn                                  $    241.00
  03/20/03         36361      Federal Express                             $    601.22
  03/20/03         36362      Jenner & Block, LLC                         $ 41,326.11
  03/20/03         36363      Judco Management, Inc.                      $  8,625.00
  03/20/03         36364      Nextel Communications                       $    350.01
  03/20/03         36365      Royal Cup Coffee                            $     84.80
  03/20/03         36366      State Compensation Insurance Fund           $  1,044.80
  03/20/03         36367      Pacific Bell                                $    400.24
  03/20/03         36368      San Diego Gas & Electric                    $    387.10
  03/28/03         36369      BellSouth                                   $  1,586.27
  03/28/03         36370      Continental Stock Transfer & Trust          $    870.53
  03/28/03         36371      Debra Dawn                                  $    524.50
  03/28/03         36373      Ernst & Young LLP                           $310,913.14
  03/28/03         36374      MCI Worldcom                                $  2,218.29
  03/28/03         36375      MCI Worldcom                                $  3,354.55
  03/28/03         36376      Philpot Relocation                          $  1,450.33
  03/28/03         36377      Carl Sonne                                  $  1,732.16
                                                                          -----------
                                                                   Total  $547,966.16

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
  03/04/03         36336      North Atlanta Realty Acquisition            $ 32,121.90
  03/04/03         36341      U.S. Trustee                                $    750.00
Facilicom
  03/04/03         36340      U.S. Trustee                                $    250.00
  03/20/03         36363      Judco Management, Inc.                      $  8,625.00
World Access Telecommunication Group, Inc.
  03/04/03         36342      U.S. Trustee                                $    750.00
  03/04/03         36345      Winstead Sechrest & Minick                  $ 10,349.81
  03/20/03         36357      Vanguard Archives                           $    666.88
                                                                          -----------
                                                Total Affiliate Payments  $ 53,513.59

                                                                          -----------
                                                Total WAXS Disbursements  $494,452.57
                                                                          ===========

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE RECEIVED                      DESCRIPTION                      AMOUNT
-------------  ------------------------------------------------  ------------
  03/11/03     Payroll Taxes                                     $  20,718.14
  03/25/03     Payroll Taxes                                     $  30,659.79
  03/28/03     Processing Fees - ADP                             $     805.85
                                                                 ------------
                                       Total WAXS Disbursements  $  52,183.78
                                                                 ============

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                     $          -
Add: purchases                          $          -
Less: goods sold                        $          -
                                        ------------
Ending inventory                        $          -
                                        ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period           $ 143,443.33
Payroll taxes due but unpaid            $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                          DATE REGULAR     AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR  PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------  --------------  ---------------  -------------------  -------------------
  Xerox Corporation         Monthly      $      1,247.84                   10  $         12,478.40

                             OPERATING REPORT Page 9

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF AGED RECEIVABLES

                                           3RD PARTY       INTERCOMPANY          TOTAL
                                        --------------   ---------------   ---------------
ACCOUNTS RECEIVABLE
  Beginning of month balance            $            -   $ 13,202,053.38   $ 13,202,053.38
  Add: sales on account                 $            -   $             -   $             -
    expenses paid for affiliate         $            -   $     53,513.59   $     53,513.59
    cash advanced to affiliate          $            -   $             -   $             -
  Less: collections                     $            -   $             -   $             -
                                        --------------   ---------------   ---------------
  End of month balance                  $            -   $ 13,255,566.97   $ 13,255,566.97
                                        ==============   ===============   ===============

 0-30 Days     31-60 Days    61-90 Days   Over 90 Days   End of Month Total
------------  ------------  -----------  --------------  ------------------
$          -  $          -  $         -  $            -  $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                          3RD PARTY       INTERCOMPANY          TOTAL
                                        --------------   ---------------   ---------------
Beginning of month balance              $ 1,726,041.33   $ 22,327,824.25   $ 24,053,865.58
Add: sales on account                   $   430,711.90   $             -   $    430,711.90
  Cash received on behalf of Affiliate  $            -   $      4,173.00   $      4,173.00
  Cash received from Affiliate          $            -   $             -   $             -
Less: payments                          $  (680,978.51)  $             -   $   (680,978.51)
                                        --------------   ---------------   ---------------
End of month balance                    $ 1,475,774.72   $ 22,331,997.25   $ 23,807,771.97
                                        ==============   ===============   ===============

 0-30 Days     31-60 Days    61-90 Days   Over 90 Days   End of Month Total
------------  ------------  -----------  --------------  ------------------
$ 259,484.04  $ 111,509.34  $185,998.21  $   918,783.13  $     1,475,774.72

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: March 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

  1.  Federal income taxes             Yes (X)         No ( )

  2.  FICA withholdings                Yes (X)         No ( )

  3.  Employee's withholdings          Yes (X)         No ( )

  4.  Employer's FICA                  Yes (X)         No ( )

  5.  Federal unemployment taxes       Yes (X)         No ( )

  6.  State income tax                 Yes (X)         No ( )

  7.  State employee withholdings      Yes (X)         No ( )

  8.  All other state taxes               See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                                   $ 20,298,966.45

RECEIPTS:
        1. Receipts from Operations
        2. Other Receipts                                                           $     22,064.29
              Other receipts (Received on behalf of Affiliates)                     $             -
                                                                                    ---------------

TOTAL RECEIPTS                                                                      $     22,064.29

DISBURSEMENTS
        3. Net Payroll                                                                            -
              a. Officers                                                           $     42,006.85
              b. Others                                                             $     52,576.02
        4. Taxes
              a. Federal Income Taxes                                               $     27,997.90
              b. FICA Withholdings                                                  $      6,763.56
              c. Employee's withholdings                                            $        153.94
              d. Employer's FICA                                                    $      6,763.54
              e. Federal Unemployment Taxes                                         $             -
              f. State Income Tax                                                   $      7,034.52
              g. State Employee withholdings                                        $         54.71
              h. All other state taxes                                              $             -

        5. Necessary Expenses
              a. Rent or mortgage payment(s)                                        $             -
              b. Utilities                                                          $      8,614.91
              c. Insurance                                                          $     28,368.61
              d. Merchandise bought for manufacture or sell                         $             -
              e. Other necessary expenses                                                         -
                  Professional and Bankruptcy Court Related Fees and Expenses       $    113,786.61
                  Employee Expenses                                                 $      6,139.32
                  Office Supplies & Expenses                                        $      3,973.00
                  Other                                                             $      8,722.34
                                                                                    ---------------

TOTAL DISBURSEMENTS                                                                 $    312,955.83
Add:  Disbursements made on behalf of Parent or Affiliates                          $     65,254.14
                                                                                    ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                        $    378,209.97

                                                                                    ---------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                 $   (356,145.68)

ENDING BALANCE IN Bank of America - Master  03751046297                             $     78,225.22
ENDING BALANCE IN Bank of America - Disbursement  03299976144                       $    305,039.01
ENDING BALANCE IN Bank of America - Payroll  03299944407                            $     21,175.49
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                      $     51,277.59
ENDING BALANCE IN Bank of America - Money Market  851018                            $ 12,862,731.35
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                           $  5,217,986.58
ENDING BALANCE IN Bank of America - Restricted Cash                                 $  1,401,395.53
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                         $      4,990.00

                                                                                    ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                      $ 19,942,820.77
                                                                                    ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2003

Bank:  Bank of America
Location:  Charlotte, NC
Account Name:  Restricted Cash
Account Number:  856719

DATE RECEIVED            DESCRIPTION                                  AMOUNT
-------------         -----------------                            -------------
  04/16/03            Interest Received                            $    1,050.26
                                                                   -------------
                                               Total WAXS Receipts $    1,050.26
                                                                   =============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2003

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

DATE RECEIVED            DESCRIPTION                                  AMOUNT
-------------         -----------------                            -------------
  04/01/03            Interest Received                            $   16,671.94
                                                                   -------------
                                               Total WAXS Receipts $   16,671.94
                                                                   =============

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2003

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

DATE RECEIVED            DESCRIPTION                                  AMOUNT
-------------         -----------------                            -------------
  04/30/03            Interest Received                            $    4,342.09
                                                                   -------------
                                               Total WAXS Receipts $    4,342.09
                                                                   =============

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED        DESCRIPTION                                    AMOUNT
--------------       -------------                                -----------
   04/01/03          EZ Com                                       $ 13,000.00
   04/03/03          Bank Fees                                    $     30.00
   04/04/03          Cowley Hearne                                $    750.00
   04/23/03          Merrill Lynch                                $    153.94
   04/23/03          Cowley Hearne                                $    750.00
   04/28/03          EZ Com                                       $  1,060.78
   04/28/03          IBM                                          $  5,000.00
                                                                  -----------
                                         Total WAXS Disbursements $ 20,744.72
                                                                  ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

   04/01/03          EZ Com                                       $ 13,000.00
   04/04/03          Cowley Hearne                                   $ 750.00
   04/23/03          Cowley Hearne                                   $ 750.00
   04/28/03          EZ Com                                       $  1,060.78
   04/28/03          IBM                                          $  5,000.00
                                                                  -----------
                                         Total Affiliate Payments $ 20,560.78
                                                                  -----------
                                         Total WAXS Disbursements $    183.94
                                                                  ===========

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

DATE DISBURSED        CHECK NUMBER       DESCRIPTION                                   AMOUNT
--------------        ------------      --------------                               -----------
   04/08/03             Multiple        Payroll Checks                               $ 40,038.55
   04/23/03             Multiple        Payroll Checks                               $ 54,544.32
                                                                                     -----------
                                                            Total WAXS Disbursements $ 94,582.87
                                                                                     ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED     CHECK NUMBER                  DESCRIPTION                       AMOUNT
--------------     ------------    --------------------------------------       -----------
   04/04/03           36377        Apollo Consulting                            $  2,000.00
   04/04/03           36378        BellSouth                                    $    421.79
   04/04/03           36379        Debra Dawn                                   $    738.28
   04/04/03           36380        Ernst & Young, LLP                           $ 14,475.00
   04/04/03           36381        Federal Express                              $    363.31
   04/04/03           36382        Gardner, Carton & Douglas                    $  2,468.18
   04/04/03           36383        Robyn C. Huffman                                $ 585.00
   04/04/03           36384        Katten Muchin Zavis Roseman                  $  7,417.60
   04/04/03           36385        Lamberth, Cifelli, Stokes & Stout P.A.       $  6,128.70
   04/04/03           36386        Katherine Levesque                           $    592.25
   04/04/03           36387        Liberty Mutual                               $  1,954.00
   04/04/03           36388        McKenna Long & Aldridge                      $ 15,801.53
   04/04/03           36389        Metlife                                      $  2,559.46
   04/04/03           36390        North Atlanta Realty Acquisition             $ 32,121.90
   04/04/03           36391        Nextel Communications                        $    384.47
   04/04/03           36392        Poorman-Douglas Corp.                        $  2,850.13
   04/04/03           36393        Kamran Saeed                                 $    225.00
   04/04/03           36394        United HealthCare                            $  5,815.33
   04/04/03           36395        Velocity Express                             $     13.91
   04/04/03           36396        Pacific Bell                                 $    120.12
   04/10/03           36397        Debra Dawn                                   $  2,603.60
   04/10/03           36398        Federal Express                              $    128.70
   04/10/03           36399        Lanier Parking                               $    715.00
   04/10/03           36400        MCI Worldcom                                 $  3,080.47
   04/10/03           36401        MCI Worldcom                                 $     79.64
   04/10/03           36402        Poorman-Douglas Corp.                        $  1,179.26
   04/10/03           36403        State Compensation Insurance Fund            $    946.28
   04/10/03           36404        Sean Moore                                   $  1,325.00
   04/10/03           36405        Pacific Bell                                 $    105.00
   04/17/03           36406        Debra Dawn                                   $  1,247.00
   04/17/03           36407        Federal Express                              $    667.40
   04/17/03           36408        J. Smith Lanier                              $  4,516.00
   04/17/03           36409        Judco Management                             $  8,625.00
   04/17/03           36410        Nextel Communications                        $    220.60
   04/17/03           36411        Mark Warner                                  $  5,000.00
   04/17/03           36412        Winstead Sechrest & Minick P.C.              $  2,329.58
   04/17/03           36413        Pacific Bell                                 $    404.48
   04/25/03           36414        Vanguard Archives                            $    666.88
   04/25/03           36415        Continental Stock Transfer & Trust           $    863.84
   04/25/03           36416        Debra Dawn                                   $    524.84
   04/25/03           36417        Federal Express                              $     25.96
   04/25/03           36418        H. Peter Gant                                $    114.35
   04/25/03           36419        Jenner & Block                               $ 61,749.93
   04/25/03           36420        Henry Lyon                                   $    319.00
   04/25/03           36421        MCI Worldcom                                 $  3,354.55
   04/25/03           36422        Metlife                                      $ 12,577.54
   04/25/03           36423        Nowalsky, Bronston & Gothard                 $  1,716.28
   04/25/03           36424        Velocity Express                             $     58.72
   04/25/03           36425        Winstead Sechrest & Minick P.C.              $    950.00
   04/25/03           36426        San Diego Gas & Electric                     $    443.79
                                                                                -----------
                                                             Total              $213,574.65

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   04/04/03           36390        North Atlanta Realty Acquisition             $ 32,121.90

Facilicom
   04/17/03           36409        Judco Management                             $  8,625.00

World Access Telecommunication Group, Inc.
   04/17/03           36412        Winstead Sechrest & Minick P.C.              $  2,329.58
   04/25/03           36414        Vanguard Archives                            $    666.88
   04/25/03           36425        Winstead Sechrest & Minick P.C.              $    950.00
                                                                                -----------
                                                       Total Affiliate Payments $ 44,693.36
                                                                                -----------
                                                       Total WAXS Disbursements $168,881.29
                                                                                ===========

                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

DATE DISBURSED         DESCRIPTION                                         AMOUNT
--------------     ---------------------                                -----------
   04/08/03        Payroll Taxes                                        $ 20,456.47
   04/23/03        Payroll Taxes                                        $ 28,157.76
   04/25/03        Processing Fees - ADP                                $    693.50
                                                                        -----------
                                               Total WAXS Disbursements $ 49,307.73
                                                                        ===========

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory                                  $          -
Add: purchases                                       $          -
Less: goods sold                                     $          -
                                                     ------------
Ending inventory                                     $          -
                                                     ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period               $ 143,351.04
Payroll taxes due but unpaid                $          -

      STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR           AMOUNT OF            NUMBER OF            AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE      REGULAR PAYMENT     PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
-----------------------          --------------      ----------------   ---------------------  --------------------
Xerox Corporation                   Monthly             $ 1,247.84               10                 $ 12,478.40

                            OPERATING REPORT Page 9

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF AGED RECEIVABLES

   ACCOUNTS RECEIVABLE                                   3RD PARTY            INTERCOMPANY              TOTAL
   -------------------                                   ---------            ------------              -----
Beginning of month balance                                $     -            $ 13,255,566.97        $ 13,255,566.97
Add: sales on account                                     $     -            $             -        $             -
        expenses paid for affiliate                       $     -            $     65,254.14        $     65,254.14
        cash advanced to affiliate                        $     -            $             -        $             -
Less: collections                                         $     -            $             -        $             -
                                                          -------            ---------------        ---------------
End of month balance                                      $     -            $ 13,320,821.11        $ 13,320,821.11
                                                          =======            ===============        ===============

0-30 Days                      31-60 Days                       61-90 Days           Over 90 Days        End of Month Total
---------                      ----------                       ----------           ------------        ------------------
$      -                       $        -                        $       -           $          -           $             -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY            INTERCOMPANY              TOTAL
                                                    ---------            ------------              -----
Beginning of month balance                        $ 1,475,774.72       $ 22,331,997.25        $ 23,807,771.97
Add: sales on account                             $ 1,299,069.60       $             -        $  1,299,069.60
        Cash received on behalf of Affiliate      $            -       $             -                    $ -
        Cash received from Affiliate              $            -       $             -                    $ -
Less: payments                                    $  (312,955.83)      $             -        $   (312,955.83)
                                                  --------------       ---------------        ---------------
End of month balance                              $ 2,461,888.49       $ 22,331,997.25        $ 24,793,885.74
                                                  ==============       ===============        ===============

0-30 Days                      31-60 Days           61-90 Days           Over 90 Days        End of Month Total
---------                      ----------           ----------           ------------        ------------------
$ 1,123,189.63                 $ 122,408.18        $ 111,509.34         $ 1,104,781.34       $     2,461,888.49

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: April 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


  1.         Federal income taxes                     Yes (X)             No ( )

  2.        FICA withholdings                        Yes (X)              No ( )

  3.        Employee's withholdings                  Yes (X)              No ( )

  4.        Employer's FICA                          Yes (X)              No ( )

  5.        Federal unemployment taxes               Yes (X)              No ( )

  6.        State income tax                         Yes (X)              No ( )

  7.        State employee withholdings              Yes (X)              No ( )

  8.        All other state taxes See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 19,942,820.77

RECEIPTS:

     1. Receipts from Operations

     2. Other Receipts                                                          $    509,164.25
        Other receipts (Received on behalf of Affiliates)                       $      8,346.00
                                                                                ---------------

TOTAL RECEIPTS                                                                  $    517,510.25

DISBURSEMENTS
     3. Net Payroll                                                                           -
        a. Officers                                                             $     42,393.17
        b. Others                                                               $     51,369.42
     4. Taxes
        a. Federal Income Taxes                                                 $     28,709.58
        b. FICA Withholdings                                                    $      6,261.16
        c. Employee's withholdings                                              $        153.94
        d. Employer's FICA                                                      $      6,261.16
        e. Federal Unemployment Taxes                                           $             -
        f. State Income Tax                                                     $      6,993.76
        g. State Employee withholdings                                          $         35.96
        h. All other state taxes                                                $             -

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                          $     32,814.00
        b. Utilities                                                            $     13,662.93
        c. Insurance                                                            $     11,832.14
        d. Merchandise bought for manufacture or sell                           $             -
        e. Other necessary expenses                                                           -
            Professional and Bankruptcy Court Related Fees and Expenses         $    362,842.02
            Employee Expenses                                                   $     13,837.17
            Office Supplies & Expenses                                          $     12,377.11
            Other                                                               $     14,476.15
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $    604,019.67
Add:  Disbursements made on behalf of Parent or Affiliates                      $     77,691.65
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $    681,711.32

                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $   (164,201.07)

ENDING BALANCE IN Bank of America - Master  03751046297                         $    207,755.34
ENDING BALANCE IN Bank of America - Disbursement  03299976144                   $    309,836.89
ENDING BALANCE IN Bank of America - Payroll  03299944407                        $     52,412.90
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                  $     51,843.57
ENDING BALANCE IN Bank of America - Money Market  851018                        $ 12,527,918.08
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                       $  5,222,467.39
ENDING BALANCE IN Bank of America - Restricted Cash                             $  1,401,395.53
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                     $      4,990.00

                                                                                ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 19,778,619.70
                                                                                ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE RECEIVED                            DESCRIPTION                     AMOUNT
-------------                            -----------                     ------
05/21/03         WXC-UK Estate                                         $ 489,496.71
05/30/03         Verso Technologies                                    $   8,346.00
                                                                       ------------
                                                   Total WAXS Receipts $ 497,842.71
                                                                       ============
Less: Receipts made to or on behalf of Affiliates.

WA Telecom Products Co., Inc.
05/30/03         Verso Technologies                                    $   8,346.00
                                                                       ------------
                                              Total Affiliate Receipts $   8,346.00
                                                                       ------------
                                                   Total WAXS Receipts $ 489,496.71
                                                                       ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                          DESCRIPTION                   AMOUNT
-------------                          -----------                   ------
  05/01/03         Interest Received                              $ 15,186.73
                                                                  -----------
                                              Total WAXS Receipts $ 15,186.73
                                                                  ===========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                    DESCRIPTION                       AMOUNT
-------------                    -----------                       ------
 05/30/03         Interest Received                               $ 4,480.81
                                                                  ----------
                                              Total WAXS Receipts $ 4,480.81
                                                                  ==========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                           DESCRIPTION                     AMOUNT
--------------                           -----------                     ------
   05/01/03             EZ Com Technologies                            $ 13,000.00
   05/05/03             Bank Fees                                      $     30.00
   05/06/03             Katherine Levesque                             $  3,498.65
   05/21/03             Merrill Lynch                                  $    153.94
   05/30/03             Cowley Hearne                                  $    750.00
   05/30/03             Cowley Hearne                                  $    880.00
                                                                       -----------
                                              Total WAXS Disbursements $ 18,312.59
                                                                       ===========
Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   05/01/03          EZ Com Technologies                               $ 13,000.00
   05/30/03          Cowley Hearne                                     $    750.00
   05/30/03          Cowley Hearne                                     $    880.00
                                                                       $         -
                                                                       -----------
                                              Total Affiliate Payments $ 14,630.00
                                                                       -----------
                                              Total WAXS Disbursements $  3,682.59
                                                                       ===========

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407


DATE DISBURSED              CHECK NUMBER                  DESCRIPTION                         AMOUNT
--------------              ------------                  -----------                         ------
  05/06/03                    Multiple            Payroll Checks                            $ 38,846.85
  05/20/03                    Multiple            Payroll Checks                            $ 54,915.74
                                                                                            -----------
                                                                   Total WAXS Disbursements $ 93,762.59
                                                                                            ===========

                             OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED  CHECK NUMBER               DESCRIPTION                   AMOUNT
--------------  ------------  -------------------------------------  --------------
   05/01/03        36427      Alston & Bird LLP                      $   115,550.32
   05/01/03        36428      Apollo Consulting                      $     2,000.00
   05/01/03        36429      Ascom Hasler Leasing                   $       173.34
   05/01/03        36430      BellSouth                              $       440.95
   05/01/03        36431      BellSouth                              $     2,234.00
   05/01/03        36432      CT Corporation                         $     1,070.00
   05/01/03        36433      Fedex                                  $       300.12
   05/01/03        36434      Katten Muchin Zavis Roseman            $     5,286.30
   05/01/03        36435      North Atlanta Realty Acquisition       $    32,121.90
   05/01/03        36436      Nextel Communications                  $       424.21
   05/01/03        36437      Philpot Relocation                     $       564.22
   05/01/03        36438      Royal Cup Coffee                       $       108.36
   05/01/03        36439      Carl Sonne                             $       696.64
   05/01/03        36440      U.S. Trustee                           $       500.00
   05/01/03        36442      U.S. Trustee                           $       500.00
   05/01/03        36443      Poorman-Douglas Corp.                  $     1,533.52
   05/01/03        36444      U.S. Trustee                           $       750.00
   05/01/03        36445      U.S. Trustee                           $     8,000.00
   05/01/03        36446      Velocity Express                       $        29.36
   05/01/03        36447      Verizon Select Services                $       162.50
   05/01/03        36448      Winstead Sechrest & Minick             $    18,309.25
   05/01/03        36449      Pacific Bell                           $       224.96
   05/06/03        36450      Debra Dawn                             $     2,904.62
   05/06/03        36451      Fedex                                  $       428.01
   05/06/03        36452      Gardner, Carton & Douglas              $     4,601.68
   05/06/03        36453      Lanier Parking                         $       742.50
   05/06/03        36454      MCI Worldcom                           $       851.28
   05/06/03        36455      Merrill Lynch, Pierce, Fenner & Smith  $     5,642.50
   05/06/03        36456      Thorton Grout Finnigan                 $     5,548.82
   05/06/03        36457      United Healthcare                      $     5,815.33
   05/06/03        36458      Pacific Bell                           $       398.61
   05/06/03        36459      MCI Worldcom                           $        73.91
   05/06/03        36460      MDC - Mark II                          $    32,814.00
   05/16/03        36461      Debra Dawn                             $     3,078.40
   05/16/03        36462      Fedex                                  $       259.00
   05/16/03        36463      FTI Consulting                         $     7,603.34
   05/16/03        36464      Robyn Huffman                          $       303.75
   05/16/03        36466      Judco Management                       $     8,625.00
   05/16/03        36467      Lamberth, Cifelli, Stokes & Stout      $     2,795.03
   05/16/03        36468      McKenna, Long & Aldridge               $    31,998.93
   05/16/03        36469      MCI Worldcom                           $     2,218.29
   05/16/03        36470      Metlife                                $     5,063.98
   05/16/03        36471      Nextel Communications                  $       240.76
   05/16/03        36472      Mark Warner                            $     5,000.00
   05/16/03        36473      San Diego Gas & Electric               $       462.44
   05/16/03        36474      Jenner & Block, LLC                    $   128,836.15
   05/23/03        36475      Vanguard Archives                      $       666.88
   05/23/03        36476      BellSouth                              $     2,234.00
   05/23/03        36477      Debra Dawn                             $     3,112.02
   05/23/03        36478      Fedex                                  $       214.80
   05/23/03        36479      Katten Muchin Zavis Roseman            $     8,281.49
   05/23/03        36480      MCI Worldcom                           $     3,354.55
   05/23/03        36481      Philpot Relocation                     $       807.45
   05/23/03        36482      State Compensation Insurance Fund      $       952.83
   05/23/03        36483      Well Fargo Bank                        $    50,000.00
   05/30/03        36484      BellSouth                              $       424.21
   05/30/03        36485      Continental Stock Transfer & Trust     $       863.33
   05/30/03        36486      CT Corporation                         $       345.28
   05/30/03        36487      Debra Dawn                             $       443.59
   05/30/03        36488      H. Peter Gant                          $       103.25
   05/30/03        36489      Gardner, Carton & Douglas              $       748.80
   05/30/03        36490      Nextel Communications                  $       305.72
   05/30/03        36491      Nowalsky, Bronston & Gothard           $        57.64
                                                                     --------------
                                                            Total    $   520,202.12

Less:  Disbursements made to or on behalf of Parent or Affiliates.
WA Telecom Products Co., Inc.
   05/01/03        36429      Ascom Hasler Leasing                   $       173.34
   05/01/03        36435      North Atlanta Realty Acquisition       $    32,121.90
   05/01/03        36444      U.S. Trustee                           $       750.00
Facilicom
   05/01/03        36440      U.S. Trustee                           $       500.00
   05/16/03        36466      Judco Management                       $     8,625.00
   05/30/03        36486      CT Corporation                         $       345.28
World Access Telecommunication
Group, Inc.
   05/01/03        36432      CT Corporation                         $     1,070.00
   05/01/03        36442      U.S. Trustee                           $       500.00
   05/01/03        36448      Winstead Sechrest & Minick             $    18,309.25
   05/23/03        36475      Vanguard Archives                      $       666.88
                                                                     --------------
                                         Total Affiliate Payments    $    63,061.65

                                                                     --------------
                                         Total WAXS Disbursements    $   457,140.47
                                                                     ==============

                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

DATE DISBURSED       DESCRIPTION                                     AMOUNT
--------------  ---------------------                             ------------
   05/06/03     Payroll Taxes                                     $  19,370.30
   05/20/03     Payroll Taxes                                     $  28,891.32
   05/30/03     Processing Fees - ADP                             $   1,172.40
                                                                  ------------
                                        Total WAXS Disbursements  $  49,434.02
                                                                  ============

                             OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF INVENTORY
Beginning Inventory             $              -
Add: purchases                  $              -
Less: goods sold                $              -
                                ----------------
Ending inventory                $              -
                                ================
PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $     142,178.15
Payroll taxes due but unpaid    $              -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                          DATE REGULAR      AMOUNT OF          NUMBER OF            AMOUNT OF
NAME OF CREDITOR/LESSOR  PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------  --------------  ---------------  -------------------  --------------------
   Xerox Corporation         Monthly     $      1,247.84                   10  $          12,478.40

                            OPERATING REPORT Page 9

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                  3RD PARTY    INTERCOMPANY          TOTAL
                                                  ---------  ---------------   ----------------
ACCOUNTS RECEIVABLE
             Beginning of month balance           $       -  $  13,320,821.11  $  13,320,821.11
             Add: sales on account                $       -  $              -  $              -
                     expenses paid for affiliate  $       -  $      77,691.65  $      77,691.65
                     cash advanced to affiliate   $       -  $              -  $              -
             Less: collections                    $       -  $              -  $              -
                                                  ---------  ----------------  ----------------
             End of month balance                 $       -  $  13,398,512.76  $  13,398,512.76
                                                  =========  ================  ================

0-30 Days  31-60 Days  61-90 Days  Over 90 Days  End of Month Total
---------  ----------  ----------  ------------  ------------------
$       -  $        -  $        -  $          -  $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                   3RD PARTY        INTERCOMPANY          TOTAL
                                              -----------------  ----------------  ----------------
Beginning of month balance                    $    2,461,888.49  $  22,331,997.25  $  24,793,885.74
Add: sales on account                         $      530,092.43  $              -  $     530,092.43
        Cash received on behalf of Affiliate  $               -  $       8,346.00  $       8,346.00
        Cash received from Affiliate          $               -  $              -  $              -
Less: payments                                $     (604,019.67) $              -  $    (604,019.67)
                                              -----------------  ----------------  ----------------
End of month balance                          $    2,387,961.25  $  22,340,343.25  $  24,728,304.50
                                              =================  ================  ================

  0-30 Days     31-60 Days      61-90 Days      Over 90 Days    End of Month Total
------------  --------------  --------------  ----------------  ------------------
$ 324,018.46  $   725,243.93  $   122,408.18  $   1,216,290.68  $     2,387,961.25

                            OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                  Yes     (X)     No ( )

2. FICA withholdings                     Yes     (X)     No ( )

3. Employee's withholdings               Yes     (X)     No ( )

4. Employer's FICA                       Yes     (X)     No ( )

5. Federal unemployment taxes            Yes     (X)     No ( )

6. State income tax                      Yes     (X)     No ( )

7. State employee withholdings           Yes     (X)     No ( )

8. All other state taxes                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                   _____________________________
                                                   For the Debtor In Possession

                                                   Henry C. Lyon
                                                   Designated Officer

                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                   $  19,778,619.70

RECEIPTS:
 1. Receipts from Operations
 2. Other Receipts                                                  $      19,969.52
    Other receipts (Received on behalf of Affiliates)               $              -
                                                                    ----------------

TOTAL RECEIPTS                                                      $      19,969.52

DISBURSEMENTS
 3. Net Payroll
    a. Officers                                                     $      46,663.10
    b. Others                                                       $      49,072.70
 4. Taxes
    a. Federal Income Taxes                                         $      26,655.96
    b. FICA Withholdings                                            $       5,304.97
    c. Employee's withholdings                                      $         153.94
    d. Employer's FICA                                              $       5,304.99
    e. Federal Unemployment Taxes                                   $              -
    f. State Income Tax                                             $       6,551.62
    g. State Employee withholdings                                  $          17.30
    h. All other state taxes                                        $              -

 5. Necessary Expenses
    a. Rent or mortgage payment(s)                                  $              -
    b. Utilities                                                    $      10,189.91
    c. Insurance                                                    $      10,656.80
    d. Merchandise bought for manufacture or sell                   $              -
    e. Other necessary expenses                                                    -
       Professional and Bankruptcy Court Related Fees and Expenses  $     826,870.86
       Employee Expenses                                            $      13,080.50
       Office Supplies & Expenses                                   $       4,278.63
       Other                                                        $       5,942.92
                                                                    ----------------

TOTAL DISBURSEMENTS                                                 $   1,010,744.20
Add:  Disbursements made on behalf of Parent or Affiliates          $      61,634.81
                                                                    ----------------
ADJUSTED TOTAL DISBURSEMENTS                                        $   1,072,379.01

                                                                    ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                 $  (1,052,409.49)

ENDING BALANCE IN Bank of America - Master  03751046297             $     494,571.40
ENDING BALANCE IN Bank of America - Disbursement  03299976144       $    (109,099.62)
ENDING BALANCE IN Bank of America - Payroll  03299944407            $      31,677.10
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149      $      32,320.81
ENDING BALANCE IN Bank of America - Money Market  851018            $  11,642,756.78
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648           $   5,226,617.23
ENDING BALANCE IN Bank of America - Restricted Cash                 $   1,402,376.51
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214         $       4,990.00

                                                                    ----------------
ENDING BALANCE IN ALL ACCOUNTS                                      $  18,726,210.21
                                                                    ================

                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2003

Bank:  Bank of America
Location:  Charlotte, NC
Account Name:  Restricted Cash
Account Number:  856719

DATE RECEIVED                       DESCRIPTION                                AMOUNT
-------------                       -----------                               --------
  06/13/03                      Interest Received                             $ 980.98
                                                                              --------
                                                        Total WAXS Receipts   $ 980.98
                                                                              ========

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2003

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

DATE RECEIVED                      DESCRIPTION                          AMOUNT
-------------                      -----------                       -----------
   06/30/03                    Interest Received                     $ 14,838.70
                                                                     -----------
                                                Total WAXS Receipts  $ 14,838.70
                                                                     ===========

                             OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2003

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

DATE RECEIVED                      DESCRIPTION                          AMOUNT
-------------                      -----------                        -----------
  06/30/03                     Interest Received                      $  4,149.84
                                                                      -----------
                                                 Total WAXS Receipts  $  4,149.84
                                                                      ===========

                             OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED                  DESCRIPTION                                         AMOUNT
--------------                  -----------                                     ------------
   06/02/03                 EZ-Com Technologies                                 $  13,000.00
   06/03/03                 Bank Fees                                           $      30.00
   06/19/03                 Merrill Lynch                                       $     153.94
                                                                                ------------
                                                      Total WAXS Disbursements  $  13,183.94
                                                                                ============

Less:  Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   06/02/03     EZ-Com Technologies                                             $  13,000.00
                                                                                ------------
                                                      Total Affiliate Payments  $  13,000.00

                                                                                ------------
                                                      Total WAXS Disbursements  $     183.94
                                                                                ============

                             OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

DATE DISBURSED  CHECK NUMBER                  DESCRIPTION                                  AMOUNT
--------------  ------------                  -----------                              ------------
   06/03/03       Multiple                  Payroll Checks                             $  39,820.21
   06/17/03       Multiple                  Payroll Checks                             $  55,915.59
                                                                                       ------------
                                                             Total WAXS Disbursements  $  95,735.80
                                                                                       ============

                             OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED  CHECK NUMBER             DESCRIPTION                    AMOUNT
--------------  ------------  ---------------------------------     --------------
   06/06/03         36492     Apollo Consulting                     $    2,000.00
   06/06/03         36493     CLS Security Electronics              $       77.85
   06/06/03         36494     Virginia Cook                         $      201.54
   06/06/03         36497     Debra Dawn                            $    1,485.35
   06/06/03         36498     Fedex                                 $      272.18
   06/06/03         36499     H. Peter Gant                         $      323.73
   06/06/03         36500     Levine & Block                        $  155,596.82
   06/06/03         36501     Metlife                               $    5,063.98
   06/06/03         36502     North Atlanta Realty Acquisition      $   32,051.90
   06/06/03         36503     Thornton Grout Finnigan               $    1,012.97
   06/06/03         36504     Winstead Sechrest & Minick            $    2,610.15
   06/06/03         36505     Pacific Bell                          $      123.16
   06/13/03         36506     Debra Dawn                            $      543.50
   06/13/03         36507     Fedex                                 $      580.10
   06/13/03         36508     FTI Consulting                        $    2,396.00
   06/13/03         36509     Judco Management                      $    8,625.00
   06/13/03         36510     Lanier Parking                        $      770.00
   06/13/03         36511     MCI Worldcom                          $    3,115.34
   06/13/03         36512     MCI Worldcom                          $       84.84
   06/13/03         36513     Michael Mies                          $      272.24
   06/13/03         36514     Nextel Communications                 $      263.48
   06/13/03         36515     Poorman-Douglas                       $    1,778.89
   06/13/03         36516     State Compensation Insurance Fund     $      952.82
   06/13/03         36517     Mark Warner                           $    5,000.00
   06/13/03         36518     Pacific Bell                          $      511.94
   06/20/03         36520     Alston & Bird LLP                     $  376,766.63
   06/20/03         36521     Debra Dawn                            $    4,616.24
   06/20/03         36522     Fedex                                 $      237.50
   06/20/03         36523     H. Peter Gant                         $      304.16
   06/20/03         36525     Jenner & Block, LLC                   $   86,225.58
   06/20/03         36526     Katherine Levesque                    $      617.03
   06/20/03         36527     MCI Worldcom                          $    3,354.55
   06/20/03         36528     Winstead Sechrest & Minick            $    4,680.88
   06/20/03         36529     San Diego Gas & Electric              $      502.60
   06/27/03         36530     Vanguard Archives                     $      666.88
   06/27/03         36531     BellSouth                             $    2,234.00
   06/27/03         36532     Debra Dawn                            $    2,970.90
   06/27/03         36533     Fedex                                 $      202.01
   06/27/03         36534     Levine & Block                        $  203,093.97
   06/27/03         36535     NCCI, Inc.                            $    4,640.00
   06/27/03         36536     Jack Phillips                         $      496.78
   06/27/03         36537     Royal Cup Coffee                      $      138.99
   06/27/03         36538     Kamran Saeed                          $      225.00
   06/27/03         36539     Carl Sonne                            $    1,249.03
                                                                    -------------
                                                 Total              $  918,936.51

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.

   06/06/03         36502     North Atlanta Realty Acquisition      $   32,051.90

Facilicom

   06/13/03         36509     Judco Management                      $    8,625.00

World Access Telecommunication Group, Inc.

   06/06/03         36504     Winstead Sechrest & Minick            $    2,610.15
   06/20/03         36528     Winstead Sechrest & Minick            $    4,680.88
   06/27/03         36530     Vanguard Archives                     $      666.88
                                                                    -------------
                                        Total Affiliate Payments    $   48,634.81
                                                                    -------------
                                        Total WAXS Disbursements    $  870,301.70
                                                                    =============

                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2003

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

DATE DISBURSED        DESCRIPTION                                      AMOUNT
--------------        -----------                                  -------------
   06/03/03     Payroll Taxes                                      $   18,436.18
   06/17/03     Payroll Taxes                                      $   25,398.66
   06/27/03     Processing Fees - ADP                              $      687.92
                                                                   -------------
                                        Total WAXS Disbursements   $   44,522.76
                                                                   =============

                            OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF INVENTORY
  Beginning Inventory             $               -
  Add: purchases                  $               -
  Less: goods sold                $               -
                                  -----------------
  Ending inventory                $               -
                                  =================
PAYROLL INFORMATION STATEMENT

  Gross payroll for this period   $      139,724.58
  Payroll taxes due but unpaid    $               -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                          DATE REGULAR       AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR  PAYMENT IS DUE   REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
-----------------------  --------------   ----------------  --------------------  -------------------
   Xerox Corporation        Monthly       $       1,247.84                    10  $         12,478.40

                            OPERATING REPORT Page 9

                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF AGED RECEIVABLES

                                             3RD PARTY              INTERCOMPANY             TOTAL
                                           -------------          ----------------     ------------------
ACCOUNTS RECEIVABLE
    Beginning of month balance             $           -          $  13,398,512.76     $    13,398,512.76
    Add: sales on account                  $           -          $              -     $                -
        expenses paid for affiliate        $           -               $ 61,634.81     $        61,634.81
        cash advanced to affiliate         $           -          $              -     $                -
    Less: collections                      $           -          $              -     $                -
                                           -------------          ----------------     ------------------
    End of month balance                   $           -          $  13,460,147.57     $    13,460,147.57
                                           =============          ================     ==================

0-30 Days    31-60 Days    61-90 Days        Over 90 Days     End of Month Total
---------    ----------    ----------        ------------     ------------------
$       -    $        -    $        -        $          -     $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY            INTERCOMPANY           TOTAL
                                               ----------------     -----------------   ---------------
Beginning of month balance                     $   2,387,961.25     $   22,340,343.25   $ 24,728,304.50
Add: sales on account                          $     522,947.07     $               -   $    522,947.07
        Cash received on behalf of Affiliate   $              -     $               -   $             -
        Cash received from Affiliate           $              -     $               -   $             -
Less: payments                                 $  (1,010,744.20)    $               -   $ (1,010,744.20)
                                               ----------------     -----------------   ---------------
End of month balance                           $   1,900,164.12     $   22,340,343.25   $ 24,240,507.37
                                               ================     =================   ===============

  0-30 Days       31-60 Days      61-90 Days    Over 90 Days        End of Month Total
------------     ------------    ------------  --------------       ------------------
$ 347,586.89     $ 107,223.47    $ 106,654.90  $ 1,338,698.86       $     1,900,164.12

                            OPERATING REPORT Page 10

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                  Yes (X)          No ( )

       2.        FICA withholdings                     Yes (X)          No ( )

       3.        Employee's withholdings               Yes (X)          No ( )

       4.        Employer's FICA                       Yes (X)          No ( )

       5.        Federal unemployment taxes            Yes (X)          No ( )

       6.        State income tax                      Yes (X)          No ( )

       7.        State employee withholdings           Yes (X)          No ( )

       8.        All other state taxes                      See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                           _____________________________________
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer

                            OPERATING REPORT Page 12

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                          $    18,726,210.21
RECEIPTS:
     1. Receipts from Operations                                           $                -
     2. Other Receipts                                                     $       139,262.44
         Other receipts (Received on behalf of Affiliates)                 $                -
                                                                           ------------------
TOTAL RECEIPTS                                                             $       139,262.44

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                       $        64,447.62
         b. Others                                                         $        72,804.47
     4. Taxes
         a. Federal Income Taxes                                           $        35,686.36
         b. FICA Withholdings                                              $         5,710.70
         c. Employee's withholdings                                        $           230.91
         d. Employer's FICA                                                $         5,710.68
         e. Federal Unemployment Taxes                                     $                -
         f. State Income Tax                                               $         9,174.27
         g. State Employee withholdings                                    $                -
         h. All other state taxes                                          $                -
     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                    $                -
         b. Utilities                                                      $         8,789.62
         c. Insurance                                                      $        29,088.00
         d. Merchandise bought for manufacture or sell                     $                -
         e. Other necessary expenses                                                        -
             Professional and Bankruptcy Court Related Fees and Expenses   $       103,767.69
             Employee Expenses                                             $         6,850.48
             Office Supplies & Expenses                                    $         6,955.45
             Other                                                         $        16,124.92
                                                                           ------------------
TOTAL DISBURSEMENTS                                                        $       365,341.17
Add:  Disbursements made on behalf of Parent or Affiliates                 $        61,977.81
                                                                           ------------------
ADJUSTED TOTAL DISBURSEMENTS                                               $       427,318.98
                                                                           ------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                        $      (288,056.54)

ENDING BALANCE IN Bank of America - Master 03751046297                     $       566,671.02
ENDING BALANCE IN Bank of America - Disbursement 03299976144               $       270,939.03
ENDING BALANCE IN Bank of America - Payroll 03299944407                    $        19,425.01
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149              $        36,182.62
ENDING BALANCE IN Bank of America - Money Market 851018                    $    10,906,230.04
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                  $     5,230,252.60
ENDING BALANCE IN Bank of America - Restricted Cash                        $     1,403,463.35
ENDING BALANCE IN Chase Manhattan Bank - FISC 719-1-362214                 $         4,990.00
                                                                           ------------------
ENDING BALANCE IN ALL ACCOUNTS                                             $    18,438,153.67
                                                                           ==================

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                          DESCRIPTION                       AMOUNT
-------------                          -----------                    ------------
  07/14/03         State of Illinois                                  $  40,267.01
  07/14/03         Bill Nipper                                        $      55.00
  07/24/03         State of Illinois                                  $  80,744.96
                                                                      ------------
                                               Total WAXS Receipts    $ 121,066.97
                                                                      ============

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                          DESCRIPTION                       AMOUNT
-------------                          -----------                    ------------
   07/14/03        Interest Received                                  $   1,086.84
                                                                      ------------
                                               Total WAXS Receipts    $   1,086.84
                                                                      ============

                             OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                          DESCRIPTION                       AMOUNT
-------------                          -----------                    ------------
  07/31/03         Interest Received                                  $  13,473.26
                                                                      ------------
                                               Total WAXS Receipts    $  13,473.26
                                                                      ============

                             OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                          DESCRIPTION                       AMOUNT
-------------                          -----------                    ------------
  07/31/03         Interest Received                                  $   3,635.37
                                                                      ------------
                                               Total WAXS Receipts    $   3,635.37
                                                                      ============

                             OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                         DESCRIPTION                       AMOUNT
--------------                         -----------                    ------------
   07/02/03        EZ-Com Technologies                                $  13,000.00
   07/03/03        Bank Fees                                          $      30.00
   07/30/03        Merrill Lynch                                      $     230.91
                                                                      ------------
                                             Total WAXS Disbursements $  13,260.91
                                                                      ============

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

  07/02/03         EZ-Com Technologies                                $  13,000.00
                                                                      ------------
                                            Total Affiliate Payments  $  13,000.00
                                                                      ------------
                                            Total WAXS Disbursements  $     260.91
                                                                      ============

                             OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED     CHECK NUMBER                     DESCRIPTION                         AMOUNT
--------------     ------------                     -----------                      -----------
   07/02/03          Multiple            Payroll Checks                              $ 42,978.63
   07/15/03          Multiple            Payroll Checks                              $ 39,563.25
   07/30/03          Multiple            Payroll Checks                              $ 54,710.21
                                                                                     -----------
                                                         Total WAXS Disbursements    $137,252.09
                                                                                     ===========

                             OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED    CHECK NUMBER                 DESCRIPTION                       AMOUNT
--------------    ------------   ----------------------------------          -------------
   07/01/03           36419      Jenner & Block, LLC                         $    2,000.00
   07/01/03           36540      Apollo Consulting                           $    2,000.00
   07/01/03           36541      BellSouth                                   $      424.21
   07/01/03           36542      Continental Stock Transfer & Trust          $      869.71
   07/01/03           36543      Sarah Curnow                                $      210.00
   07/01/03           36544      Debra Dawn                                  $    1,657.46
   07/01/03           36545      Gardner, Carton & Douglas                   $      548.21
   07/01/03           36546      Ikon Office Solutions                       $      314.71
   07/01/03           36547      Lamberth, Cifelli, Stokes & Stout           $    6,335.92
   07/01/03           36548      McKenna Long & Aldridge                     $   19,962.20
   07/01/03           36549      North Atlanta Realty Acquisition            $   32,050.95
   07/01/03           36550      Nextel Communications                       $      296.80
   07/01/03           36551      Osborne Clarke                              $    7,692.99
   07/01/03           36552      Philpot Relocation                          $    1,938.38
   07/01/03           36553      Poorman-Douglas Corp.                       $    1,417.11
   07/01/03           36554      Pacific Bell                                $      120.25
   07/03/03           36555      OSHA                                        $    2,000.00
   07/11/03           36556      Debra Dawn                                  $    2,447.71
   07/11/03           36557      Fedex                                       $      431.34
   07/11/03           36558      Jenner & Block, LLC                         $   52,644.90
   07/11/03           36559      Katten Muchin Zavis Roseman                 $    4,128.08
   07/11/03           36560      Lanier Parking                              $      660.00
   07/11/03           36561      MCI WorldCom                                $       82.41
   07/11/03           36562      Metlife                                     $    5,063.98
   07/11/03           36563      Osborne Clarke                              $    1,760.07
   07/11/03           36564      Rich Stevenson                              $      945.00
   07/11/03           36565      Thornton Grout Finnigan                     $      125.49
   07/11/03           36566      TLC Staffing                                $    2,387.22
   07/11/03           36567      United Healthcare                           $    2,958.09
   07/11/03           36568      Winstead Sechrest & Minick                  $    2,880.51
   07/11/03           36569      Pacific Bell                                $       95.07
   07/15/03           36570      Copier Solutions                            $      995.73
   07/15/03           36571      Vanguard Archives                           $      666.88
   07/15/03           36572      Sarah Curnow                                $      120.00
   07/15/03           36573      Debra Dawn                                  $    1,615.42
   07/15/03           36574      Fedex                                       $      506.93
   07/15/03           36575      MCI WorldCom                                $    3,155.11
   07/15/03           36576      Nextel Communications                       $      277.35
   07/15/03           36577      Jim Piper                                   $       90.00
   07/15/03           36578      Royal Cup Coffee                            $      108.36
   07/15/03           36579      State Compensation Insurance Fund           $      898.57
   07/15/03           36580      TLC Staffing                                $    2,642.70
   07/15/03           36581      Mark Warner                                 $    5,000.00
   07/15/03           36582      Pacific Bell                                $      404.37
   07/15/03           36583      San Diego Gas & Electric                    $      577.11
   07/15/03           36585      Latham & Watkins Schon Nolte                $    4,365.32
   07/22/03           36586      CNA Insurance                               $   18,167.36
   07/22/03           36587      Debra Dawn                                  $      959.67
   07/22/03           36588      Gardner, Carton & Douglas                   $    2,787.40
   07/22/03           36589      Keith Harrison                              $      625.00
   07/22/03           36590      Judco Management                            $    8,625.00
   07/22/03           36591      Katherine Levesque                          $      170.22
   07/22/03           36592      MCI WorldCom                                $    3,356.94
   07/22/03           36593      TLC Staffing                                $    2,642.67
   07/22/03           36594      Winstead Sechrest & Minick                  $    4,754.47
                                                                             -------------
                                                                 Total       $  219,961.35

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   07/01/03           36549      North Atlanta Realty Acquisition            $   32,050.95

Facilicom
   07/22/03           36590      Judco Management                            $    8,625.00

World Access Telecommunication Group, Inc.
   07/11/03           36568      Winstead Sechrest & Minick                  $    2,880.51
   07/15/03           36571      Vanguard Archives                           $      666.88
   07/22/03           36594      Winstead Sechrest & Minick                  $    4,754.47
                                                                             -------------
                                                  Total Affiliate Payments   $   48,977.81
                                                                             -------------
                                                  Total WAXS Disbursements   $  170,983.54
                                                                             =============

                             OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                           DESCRIPTION                                   AMOUNT
--------------                           -----------                                 -----------
   07/02/03        Payroll Taxes                                                     $ 17,297.85
   07/15/03        Payroll Taxes                                                     $ 15,706.44
   07/25/03        Processing Fees - ADP                                             $ 23,277.72
   07/30/03        Payroll Taxes                                                     $    562.62
                                                                                     -----------
                                                         Total WAXS Disbursements    $ 56,844.63
                                                                                     ===========

                             OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                $          -
Add: purchases                     $          -
Less: goods sold                   $          -
                                   ------------
Ending inventory                   $          -
                                   ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period      $ 193,765.01
Payroll taxes due but unpaid       $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                          DATE REGULAR      AMOUNT OF           NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR  PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------  --------------  ---------------  -------------------  -------------------
Xerox Corporation           Monthly         $ 1,247.84                     10      $ 12,478.40

                            OPERATING REPORT Page 10

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                 3RD PARTY        INTERCOMPANY          TOTAL
                                              ---------------   ----------------   ---------------
ACCOUNTS RECEIVABLE
   Beginning of month balance                 $             -   $  13,460,147.57   $ 13,460,147.57
   Add: sales on account                      $             -   $              -   $             -
        expenses paid for affiliate           $             -   $      61,977.81   $     61,977.81
        cash advanced to affiliate            $             -   $              -   $             -
   Less: collections                          $             -   $              -   $             -
                                              ---------------   ----------------   ---------------
   End of month balance                       $             -   $  13,522,125.38   $ 13,522,125.38
                                              ===============   ================   ===============

0-30 Days  31-60 Days  61-90 Days  Over 90 Days  End of Month Total
---------  ----------  ----------  ------------  ------------------
$       -  $        -  $        -  $         -   $            -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                              3RD PARTY        INTERCOMPANY          TOTAL
                                           ---------------   ----------------   ---------------
Beginning of month balance                 $  1,900,164.12   $  22,340,343.25   $ 24,240,507.37
Add: sales on account                      $    446,848.18   $              -      $ 446,848.18
     Cash received on behalf of Affiliate  $             -   $              -   $             -
     Cash received from Affiliate          $             -   $              -   $             -
Less: payments                             $   (365,341.17)  $              -   $   (365,341.17)
                                           ---------------   ----------------   ---------------
End of month balance                       $  1,981,671.13   $  22,340,343.25   $ 24,322,014.38
                                           ===============   ================   ===============

 0-30 Days     31-60 Days    61-90 Days    Over 90 Days   End of Month Total
 ---------     ----------    ----------    ------------   ------------------
$ 215,085.61  $ 214,008.29  $ 107,223.47  $ 1,445,353.76  $   1,981,671.13

                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes              Yes (X)               No ( )

      2.    FICA withholdings                 Yes (X)               No ( )

      3.    Employee's withholdings           Yes (X)               No ( )

      4.    Employer's FICA                   Yes (X)               No ( )

      5.    Federal unemployment taxes        Yes (X)               No ( )

      6.    State income tax                  Yes (X)               No ( )

      7.    State employee withholdings       Yes (X)               No ( )

      8.    All other state taxes                  See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                      __________________________________________
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer

                            OPERATING REPORT Page 13

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                     $ 18,438,153.67

RECEIPTS:
  1. Receipts from Operations                                         $             -
  2. Other Receipts                                                   $     15,953.64
      Other receipts (Received on behalf of Affiliates)               $             -
                                                                      ---------------

TOTAL RECEIPTS                                                        $     15,953.64

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                      $     40,803.03
     b. Others                                                        $     41,596.83
  4. Taxes
     a. Federal Income Taxes                                          $     21,353.46
     b. FICA Withholdings                                             $      2,397.82
     c. Employee's withholdings                                       $        153.94
     d. Employer's FICA                                               $      2,397.82
     e. Federal Unemployment Taxes                                    $             -
     f. State Income Tax                                              $      2,731.82
     g. State Employee withholdings                                   $      2,731.82
     h. All other state taxes                                         $             -

  5. Necessary Expenses
     a. Rent or mortgage payment(s)                                   $             -
     b. Utilities                                                     $     13,550.17
     c. Insurance                                                     $     15,524.83
     d. Merchandise bought for manufacture or sell                    $             -
     e. Other necessary expenses
        Professional and Bankruptcy Court Related Fees and Expenses   $    439,044.74
        Employee Expenses                                             $     11,136.91
        Office Supplies & Expenses                                    $      4,741.90
        Other                                                         $     32,577.13
                                                                      ---------------

TOTAL DISBURSEMENTS                                                   $    630,742.22
Add: Disbursements made on behalf of Parent or Affiliates             $     85,612.62
                                                                      ---------------
ADJUSTED TOTAL DISBURSEMENTS                                          $    716,354.84

                                                                      ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                   $   (700,401.20)

ENDING BALANCE IN Bank of America - Master  03751046297               $    149,479.21
ENDING BALANCE IN Bank of America - Disbursement  03299976144         $    161,588.24
ENDING BALANCE IN Bank of America - Payroll  03299944407              $     62,025.15
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149        $     53,825.24
ENDING BALANCE IN Bank of America - Money Market  851018              $ 10,667,681.90
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648             $  5,233,763.74
ENDING BALANCE IN Bank of America - Restricted Cash                   $  1,404,398.99
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970          $             -
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214           $      4,990.00

                                                                      ---------------
ENDING BALANCE IN ALL ACCOUNTS                                        $ 17,737,752.47
                                                                      ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                   DESCRIPTION                       AMOUNT
-------------  ---------------------------------------------  ---------------
  08/25/03     Bill Nipper                                    $         55.00
                                                              ---------------
                                         Total WAXS Receipts  $         55.00
                                                              ===============

                             OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                   DESCRIPTION                        AMOUNT
-------------  ---------------------------------------------  ---------------
  08/13/03     Interest Received                              $        935.64
                                                              ---------------
                                         Total WAXS Receipts  $        935.64
                                                              ===============

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                   DESCRIPTION                        AMOUNT
-------------  ---------------------------------------------  ---------------
  08/29/03     Interest Received                              $     11,451.86
                                                              ---------------
                                         Total WAXS Receipts  $     11,451.86
                                                              ===============

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                   DESCRIPTION                        AMOUNT
-------------  ---------------------------------------------  ---------------
  08/29/03     Interest Received                              $      3,511.14
                                                              ---------------
                                         Total WAXS Receipts  $      3,511.14
                                                              ===============

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

      DATE DISBURSED                       DESCRIPTION                         AMOUNT
      --------------                       -----------                         ------
         08/01/03     EZ-Com Technologies                                   $  13,000.00
         08/05/03     Bank Fees                                             $      30.00
         08/25/03     Bank Fees - FCI Check Copies                          $   1,594.29
         08/25/03     Bank Fees - WXC Check Copies                          $   2,468.58
         08/28/03     Merrill Lynch                                         $     153.94
                                                                            ------------
                                                  Total WAXS Disbursements  $  17,246.81
                                                                            ============

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
         08/01/03     EZ-Com Technologies                                   $  13,000.00
         08/25/03     Bank Fees - FCI Check Copies                          $   1,594.29

WorldxChange
         08/25/03     Bank Fees - WXC Check Copies                          $   2,468.58

                                                                            ------------
                                                  Total Affiliate Payments  $  17,062.87

                                                                            ------------
                                                  Total WAXS Disbursements  $     183.94
                                                                            ============

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED  CHECK NUMBER              DESCRIPTION                  AMOUNT
--------------  ------------              -----------                  ------
   08/12/03       Multiple    Payroll Checks                        $  41,214.95
   08/26/03       Multiple    Payroll Checks                        $  41,184.91
                                                                    ------------
                                          Total WAXS Disbursements  $  82,399.86
                                                                    ============

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING
                      For the Month Ending: August 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED  CHECK NUMBER              DESCRIPTION                            AMOUNT
--------------  ------------              -----------                            ------
   08/01/03                   Bank Fees                                     $         776.31
   08/01/03         36595     Iron Mountain                                 $       6,000.00
   08/01/03         36596     Apollo Consulting                             $       2,000.00
   08/01/03         36597     BellSouth                                     $         420.98
   08/01/03         36598     BellSouth                                     $       2,238.96
   08/01/03         36599     Continental Stock Transfer & Trust            $         871.03
   08/01/03         36600     Debra Dawn                                    $       1,826.19
   08/01/03         36601     Fedex                                         $         596.18
   08/01/03         36602     Gardner, Carton & Douglas                     $       3,161.75
   08/01/03         36603     Jenner & Block, LLC                           $      34,760.00
   08/01/03         36604     Judco Management                              $       1,600.00
   08/01/03         36605     Katten Muchin Zavis Roseman                   $       8,423.20
   08/01/03         36606     Katten Muchin Zavis Roseman                   $      12,663.94
   08/01/03         36607     Levine & Block                                $      64,039.63
   08/01/03         36608     Merrill Lynch, Pierce, Fenner & Smith         $       5,590.00
   08/01/03         36609     North Atlanta Realty Acquisition              $      30,231.72
   08/01/03         36610     Nextel Communications                         $         746.32
   08/01/03         36611     Philpot Relocation                            $       3,942.14
   08/01/03         36612     Poorman-Douglas Corp.                         $       2,429.99
   08/01/03         36613     TLC Staffing                                  $       1,673.42
   08/01/03         36614     United Healthcare                             $       8,615.95
   08/01/03         36615     Winstead Sechrest & Minick                    $      18,566.74
   08/01/03         36616     Pacific Bell                                  $         121.92
   08/08/03         36617     Debra Dawn                                    $       1,940.99
   08/08/03         36618     Lanier Parking                                $         440.00
   08/08/03         36619     Levine & Block                                $      85,683.24
   08/08/03         36620     Metlife                                       $       5,063.98
   08/08/03         36621     Philpot Relocation                            $         796.73
   08/08/03         36622     Carl Sonne                                    $       1,364.57
   08/08/03         36623     Rich Stevenson                                $         450.00
   08/08/03         36624     TLC Staffing                                  $       1,041.66
   08/08/03         36625     U.S. Trustee                                  $         500.00
   08/08/03         36626     U.S. Trustee                                  $       8,000.00
   08/08/03         36627     U.S. Trustee                                  $         750.00
   08/08/03         36628     U.S. Trustee                                  $         500.00
   08/08/03         36629     Pacific Bell                                  $          96.52
   08/08/03         36630     Copier Solutions                              $         495.00
   08/12/03         36631     Iron Mountain                                 $         310.16
   08/15/03         36632     Armstrong Teasdale LLP                        $       1,557.32
   08/15/03         36633     Debra Dawn                                    $       1,088.85
   08/15/03         36634     Ernst & Young LLP                             $      63,642.19
   08/15/03         36635     Ernst & Young LLP                             $       3,289.88
   08/15/03         36636     Fedex                                         $         337.73
   08/15/03         36637     H. Peter Gant                                 $          74.00
   08/15/03         36638     MCI WorldCom                                  $       3,030.56
   08/15/03         36639     MCI WorldCom                                  $         118.32
   08/15/03         36640     Nextel Communications                         $         222.30
   08/15/03         36641     Royal Cup Coffee                              $         108.36
   08/15/03         36642     State Compensation Insurance Fund             $       1,844.90
   08/15/03         36643     Thornton Grout Finnigan                       $       1,891.42
   08/15/03         36644     TLC Staffing                                  $       1,051.31
   08/15/03         36645     Velocity Express                              $          14.62
   08/15/03         36646     Mark Warner                                   $       5,000.00
   08/15/03         36647     Pacific Bell                                  $         404.70
   08/22/03         36648     Vanguard Archives                             $         666.13
   08/22/03         36649     Alston & Bird LLP                             $      87,488.42
   08/22/03         36650     Debra Dawn                                    $       1,638.87
   08/22/03         36651     Fedex                                         $         246.10
   08/22/03         36652     Judco Management                              $       8,625.00
   08/22/03         36653     Osborne Clarke                                $       1,275.00
   08/22/03         36654     Kamran Saeed                                  $         450.00
   08/22/03         36655     Rich Stevenson                                $         270.00
   08/22/03         36656     TLC Staffing                                  $         733.02
   08/22/03         36657     San Diego Gas & Electric                      $         598.01
   08/26/03         36658     Judco Management                              $         800.00
   08/29/03         36659     BellSouth                                     $       2,195.54
   08/29/03         36660     CLS Security Electronics                      $         337.85
   08/29/03         36661     Continental Stock Transfer & Trust            $         876.30
   08/29/03         36662     Debra Dawn                                    $       2,235.11
   08/29/03         36663     Fedex                                         $         136.06
   08/29/03         36664     Gardner, Carton & Douglas                     $       3,021.85
   08/29/03         36665     Jenner & Block, LLC                           $      56,308.30
   08/29/03         36666     Katten Muchin Zavis Roseman                   $       9,408.61
   08/29/03         36667     MCI WorldCom                                  $       3,356.04
   08/29/03         36668     Kamran Saeed                                  $         310.57
   08/29/03         36669     Carl Sonne                                    $         968.33
                                                                            ----------------
                                                                     Total  $     584,350.79

Less: Disbursements made to or on behalf of Parent or Affiliates.
WA Telecom Products Co., Inc.
    08/01/03        36609      North Atlanta Realty Acquisition             $      30,231.72
    08/08/03        36627      U.S. Trustee                                 $         750.00
Facilicom
    08/01/03        36604      Judco Management                             $       1,600.00
    08/08/03        36628      U.S. Trustee                                 $         500.00
    08/22/03        36652      Judco Management                             $       8,625.00
    08/26/03        36658      Judco Management                             $         800.00
World Access Telecommunication Group, Inc.
    08/01/03        36615      Winstead Sechrest & Minick                   $      18,566.74
    08/08/03        36625      U.S. Trustee                                 $         500.00
    08/22/03        36648      Vanguard Archives                            $         666.13
WorldxChange
    08/01/03        36595      Iron Mountain                                $       6,000.00
    08/12/03        36631      Iron Mountain                                $         310.16
                                                                            ----------------
                                                  Total Affiliate Payments  $      68,549.75
                                                                            ----------------
                                                  Total WAXS Disbursements  $     515,801.04
                                                                            ================

                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                     DESCRIPTION                            AMOUNT
--------------                     -----------                            ------
   08/12/03     Payroll Taxes                                          $ 15,791.35
   08/22/03     Processing Fees                                        $    744.64
   08/26/03     Payroll Taxes                                          $ 15,821.39
                                                                       -----------
                                             Total WAXS Disbursements  $ 32,357.38
                                                                       ===========

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                 $                  -
Add: purchases                      $                  -
Less: goods sold                    $                  -
                                    --------------------
Ending inventory                    $                  -
                                    ====================

PAYROLL INFORMATION STATEMENT

Gross payroll for this period       $         114,166.54
Payroll taxes due but unpaid        $                  -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                        DATE REGULAR           AMOUNT OF            NUMBER OF            AMOUNT OF
NAME OF CREDITOR/LESSOR                PAYMENT IS DUE      REGULAR PAYMENT     PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------                --------------     ----------------     -------------------  -------------------
Xerox Corporation                         Monthly         $      1,247.84              10           $         12,478.40

                            OPERATING REPORT Page 10

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                    3RD PARTY          INTERCOMPANY               TOTAL
                                                    ---------          ------------               -----
ACCOUNTS RECEIVABLE
   Beginning of month balance                       $       -         $ 13,522,125.38        $ 13,522,125.38
   Add: sales on account                            $       -         $             -        $             -
        expenses paid for affiliate                 $       -         $     85,612.62        $     85,612.62
        cash advanced to affiliate                  $       -         $             -        $             -
   Less: collections                                $       -         $             -        $             -
                                                    ---------         ---------------        ---------------
   End of month balance                             $       -         $ 13,607,738.00        $ 13,607,738.00
                                                    =========         ===============        ===============

0-30 Days                      31-60 Days                61-90 Days           Over 90 Days        End of Month Total
---------                      ----------                ----------           ------------        ------------------
$      -                       $        -                $       -            $          -        $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY         INTERCOMPANY            TOTAL
                                                       ---------         ------------            -----
Beginning of month balance                          $ 1,981,671.13    $ 22,340,343.25        $ 24,322,014.38
Add: sales on account                               $   932,860.68    $             -        $    932,860.68
        Cash received on behalf of Affiliate        $            -    $             -        $             -
        Cash received from Affiliate                $            -    $             -        $             -
Less: payments                                      $  (630,742.22)   $             -        $   (630,742.22)
                                                    --------------    ---------------        ---------------
End of month balance                                $ 2,283,789.59    $ 22,340,343.25        $ 24,624,132.84
                                                    ==============    ===============        ===============

0-30 Days              31-60 Days            61-90 Days           Over 90 Days        End of Month Total
---------              ----------            ----------           ------------        ------------------
$ 789,558.66          $ 109,973.44          $ 106,320.55         $ 1,277,936.94       $     2,283,789.59

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: August 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                     Yes (X)                  No ( )

2.        FICA withholdings                        Yes (X)                  No ( )

3.        Employee's withholdings                  Yes (X)                  No ( )

4.        Employer's FICA                          Yes (X)                  No ( )

5.        Federal unemployment taxes               Yes (X)                  No ( )

6.        State income tax                         Yes (X)                  No ( )

7.        State employee withholdings              Yes (X)                  No ( )

8.        All other state taxes                         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 17,737,752.47

RECEIPTS:
     1. Receipts from Operations                                                $             -
     2. Other Receipts                                                          $     16,076.00
        Other receipts (Received on behalf of Affiliates)                       $             -
                                                                                ---------------

TOTAL RECEIPTS                                                                  $     16,076.00

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                             $     65,238.92
        b. Others                                                               $     75,945.48
     4. Taxes
        a. Federal Income Taxes                                                 $     44,493.41
        b. FICA Withholdings                                                    $      3,720.21
        c. Employee's withholdings                                              $        153.94
        d. Employer's FICA                                                      $      3,720.21
        e. Federal Unemployment Taxes                                           $             -
        f. State Income Tax                                                     $     11,114.43
        g. State Employee withholdings                                          $             -
        h. All other state taxes                                                $             -

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                          $             -
        b. Utilities                                                            $      8,603.82
        c. Insurance                                                            $     13,901.62
        d. Merchandise bought for manufacture or sell                           $             -
        e. Other necessary expenses                                                           -
            Professional and Bankruptcy Court Related Fees and Expenses         $    282,808.11
            Employee Expenses                                                   $      7,369.86
            Office Supplies & Expenses                                          $      8,364.68
            Other                                                               $      8,627.13
                                                                                ---------------
TOTAL DISBURSEMENTS                                                             $    534,061.82
Add:  Disbursements made on behalf of Parent or Affiliates                      $     71,154.02
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $    605,215.84
                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $   (589,139.84)

ENDING BALANCE IN Bank of America - Master  03751046297                         $    135,691.14
ENDING BALANCE IN Bank of America - Disbursement  03299976144                   $     76,147.51
ENDING BALANCE IN Bank of America - Payroll  03299944407                        $     45,840.75
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                  $     65,094.60
ENDING BALANCE IN Bank of America - Money Market  851018                        $ 10,178,400.70
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                       $  5,237,171.19
ENDING BALANCE IN Bank of America - Restricted Cash                             $  1,405,276.74
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970                    $             -
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                     $      4,990.00

                                                                                ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 17,148,612.63
                                                                                ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                                DESCRIPTION                                   AMOUNT
-------------                                -----------                                   ------
 09/16/03         Bill Nipper                                                            $    55.00
 09/16/03         State Comptroller of Texas                                             $ 1,017.00
                                                                                         ----------
                                                                   Total WAXS Receipts   $ 1,072.00
                                                                                         ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2003

Bank: Bank of America
Location: Charlotte, NC
Account Name: Restricted Cash
Account Number: 856719

DATE RECEIVED                          DESCRIPTION                                         AMOUNT
-------------                          -----------                                         ------
09/12/03         Interest Received                                                        $ 877.75
                                                                                          --------
                                                                   Total WAXS Receipts    $ 877.75
                                                                                          ========

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2003

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                         DESCRIPTION                                         AMOUNT
-------------                         -----------                                         ------
09/30/03         Interest Received                                                      $ 10,718.80
                                                                                        -----------
                                                                   Total WAXS Receipts  $ 10,718.80
                                                                                        ===========

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                              DESCRIPTION                                    AMOUNT
-------------                              -----------                                    ------
09/30/03         Interest Received                                                      $ 3,407.45
                                                                                        ----------
                                                                   Total WAXS Receipts  $ 3,407.45
                                                                                        ==========

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                                     DESCRIPTION                                AMOUNT
--------------                                     -----------                                ------
   09/02/03             EZ-Com Technologies                                                 $ 13,000.00
   09/03/03             Bank Fees                                                           $     30.00
   09/25/03             Bank Fees - FCI Check Copies                                        $    135.80
   09/25/03             Bank Fees - WXC Check Copies                                        $  1,540.33
   09/29/03             Merrill Lynch                                                       $    153.94
                                                                                            -----------
                                                                   Total WAXS Disbursements $ 14,860.07
                                                                                            ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   09/02/03             EZ-Com Technologies                                                 $ 13,000.00
   09/25/03             Bank Fees - FCI Check Copies                                        $    135.80
WorldxChange
   09/25/03             Bank Fees - WXC Check Copies                                        $  1,540.33

                                                                                            -----------
                                                                   Total Affiliate Payments $ 14,676.13

                                                                                            -----------
                                                                   Total WAXS Disbursements $    183.94
                                                                                            ===========

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED  CHECK NUMBER                   DESCRIPTION                          AMOUNT
--------------  ------------  --------------------------------------------------  ------------
   09/09/03       Multiple    Payroll Checks                                      $  42,130.84
   09/23/03       Multiple    Payroll Checks                                      $  99,053.56
                                                                                  ------------
                                                        Total WAXS Disbursements  $ 141,184.40
                                                                                  ============

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED  CHECK NUMBER                   DESCRIPTION                          AMOUNT
--------------  ------------  --------------------------------------------------  ------------
   09/03/03         36670     Apollo Consulting                                   $   2,000.00
   09/03/03         36671     BellSouth                                           $     412.73
   09/03/03         36672     Debra Dawn                                          $   1,053.98
   09/03/03         36673     Federal Express                                     $     515.01
   09/03/03         36674     Lamberth, Cifelli, Stokes & Stout                   $   6,120.09
   09/03/03         36676     McKenna Long & Aldridge                             $  42,319.67
   09/03/03         36677     Metlife                                             $   5,885.92
   09/03/03         36678     North Atlanta Realty Acquisition                    $  30,231.72
   09/03/03         36679     Nextel Communications                               $     496.88
   09/03/03         36680     Philpot Relocation                                  $     552.59
   09/03/03         36681     Poorman-Douglas Corp.                               $   1,830.47
   09/03/03         36682     Kamran Saeed                                        $     225.00
   09/03/03         36683     TLC Staffing                                        $     684.80
   09/03/03         36684     United HealthCare                                   $   6,748.87
   09/03/03         36685     Velocity Express                                    $      21.32
   09/03/03         36686     Pacific Bell                                        $     215.86
   09/03/03         36687     Lanier Parking                                      $     550.00
   09/11/03         36688     Alston & Bird LLC                                   $  87,935.69
   09/11/03         36689     Copier Solutions                                    $     495.00
   09/11/03         36690     Fact Finders Group                                  $   5,000.00
   09/11/03         36691     Federal Express                                     $     250.39
   09/11/03         36692     FTI Consulting                                      $   7,453.40
   09/11/03         36693     Katherine Levesque                                  $   1,567.29
   09/11/03         36694     Levine & Block                                      $  79,306.61
   09/11/03         36695     MCI WorldCom                                        $   2,913.94
   09/11/03         36696     MCI WorldCom                                        $      70.33
   09/11/03         36697     Nextel Communications                               $     253.14
   09/11/03         36698     Royal Cup Coffee                                    $      81.28
   09/11/03         36699     Kamran Saeed                                        $     225.00
   09/11/03         36700     Thorton Grout Finnigan LLP                          $   2,426.30
   09/11/03         36701     TLC Staffing                                        $     607.64
   09/11/03         36702     Pacific Bell                                        $     405.60
   09/17/03         36703     Debra Dawn                                          $   2,454.88
   09/17/03         36704     H. Peter Gant                                       $     176.68
   09/17/03         36705     Jenner & Block, LLC                                 $  49,841.01
   09/17/03         36706     Judco Management                                    $   8,625.00
   09/17/03         36707     Katherine Levesque                                  $     105.00
   09/17/03         36708     Philpot Relocation                                  $   2,078.32
   09/17/03         36709     Kamran Saeed                                        $     225.00
   09/17/03         36710     State Compensation Insurance Fund                   $   1,266.83
   09/17/03         36711     TLC Staffing                                        $     752.31
   09/17/03         36712     Wall Street Journal                                 $     202.23
   09/17/03         36713     Mark Warner                                         $   5,000.00
   09/17/03         36714     Winstead Sechrest & Minick                          $  16,955.04
   09/17/03         36715     San Diego Gas & Electric                            $     479.30
   09/24/03         36716     Vanguard Archives                                   $     666.13
   09/24/03         36717     Debra Dawn                                          $   1,802.13
   09/24/03         36718     Federal Express                                     $     456.95
   09/24/03         36719     H. Peter Gant                                       $     111.19
   09/24/03         36720     MCI WorldCom                                        $   3,356.04
   09/24/03         36721     Michael Mies                                        $      98.71
   09/24/03         36722     Osborne-Clarke                                      $     569.06
   09/24/03         36723     Philpot Relocation                                  $   1,110.65
   09/24/03         36724     Prudential Securities                               $       5.81
   09/24/03         36725     Kamran Saeed                                        $     225.00
   09/24/03         36726     Velocity Express                                    $      20.94
                                                                                  ------------
                                                                           Total  $ 385,440.73

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   09/03/03         36678     North Atlanta Realty Acquisition                    $  30,231.72

Facilicom
   09/17/03         36706     Judco Management                                    $   8,625.00

World Access Telecommunication Group, Inc.
   09/17/03         36714     Winstead Sechrest & Minick                          $  16,955.04
   09/24/03         36716     Vanguard Archives                                   $     666.13

                                                                                  ------------
                                                        Total Affiliate Payments  $  56,477.89

                                                                                  ------------
                                                        Total WAXS Disbursements  $ 328,962.84
                                                                                  ============

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2003

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                   DESCRIPTION                       AMOUNT
--------------  -----------------------------------------------  -----------
  09/09/03      Payroll Taxes                                    $ 16,378.52
  09/23/03      Payroll Taxes                                    $ 46,669.74
  09/26/03      Processing Fees                                  $    682.38
                                                                 -----------
                                       Total WAXS Disbursements  $ 63,730.64
                                                                 ===========

                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory                $          -
Add: purchases                     $          -
Less: goods sold                   $          -
                                   ------------
Ending inventory                   $          -
                                   ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period      $ 204,386.60
Payroll taxes due but unpaid       $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                          DATE REGULAR      AMOUNT OF          NUMBER OF            AMOUNT OF
NAME OF CREDITOR/LESSOR  PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------  --------------  ---------------  -------------------  -------------------
Xerox Corporation           Monthly      $      1,247.84           10          $         12,478.40

                            OPERATING REPORT Page 10

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                       3RD PARTY      INTERCOMPANY         TOTAL
                                                    --------------   --------------   --------------
ACCOUNTS RECEIVABLE
            Beginning of month balance              $            -   $13,607,738.00   $13,607,738.00
            Add: sales on account                   $            -   $            -   $            -
              expenses paid for affiliate           $            -   $    71,154.02   $    71,154.02
              cash advanced to affiliate            $            -   $            -   $            -
            Less: collections                       $            -   $            -   $            -
                                                    --------------   --------------   --------------
            End of month balance                    $            -   $13,678,892.02   $13,678,892.02
                                                    ==============   ==============   ==============

 0-30 Days    31-60 Days    61-90 Days    Over 90 Days   End of Month Total
-----------  ------------  ------------  --------------  ------------------
$         -  $          -  $          -  $            -  $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                           3RD PARTY      INTERCOMPANY         TOTAL
                                        --------------   --------------   --------------
Beginning of month balance              $ 2,283,789.59   $22,340,343.25   $24,624,132.84
Add: sales on account                   $   281,370.19   $            -   $   281,370.19
  Cash received on behalf of Affiliate  $            -   $            -   $            -
  Cash received from Affiliate          $            -   $            -   $            -
Less: payments                          $  (534,061.82)  $            -   $  (534,061.82)
                                        --------------   --------------   --------------
End of month balance                    $ 2,031,097.96   $22,340,343.25   $24,371,441.21
                                        ==============   ==============   ==============

 0-30 Days    31-60 Days    61-90 Days    Over 90 Days   End of Month Total
-----------  ------------  ------------  --------------  ------------------
$ 47,695.59  $ 489,171.44  $ 109,973.44  $ 1,384,257.49  $     2,031,097.96

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                    For the Month Ending: September 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

          1.  Federal income taxes              Yes (X)           No ( )

          2.  FICA withholdings                 Yes (X)           No ( )

          3.  Employee's withholdings           Yes (X)           No ( )

          4.  Employer's FICA                   Yes (X)           No ( )

          5.  Federal unemployment taxes        Yes (X)           No ( )

          6.  State income tax                  Yes (X)           No ( )

          7.  State employee withholdings       Yes (X)           No ( )

          8.  All other state taxes                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                       _________________________________________
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer

                            OPERATING REPORT Page 13